UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o	Definitive Proxy Statement
o	Definitive Additional Materials
o	Soliciting Material Pursuant to Rule §240.14a-12

Acadia Realty Trust (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (03-04)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2006

TO OUR SHAREHOLDERS:

Please take notice that the annual meeting of shareholders (the “Annual Meeting”) of Acadia Realty Trust (the “Company”) will be held on Monday May 15, 2006, at 10:00 a.m., local time, at the offices of Paul, Hastings, Janofsky & Walker, LLP, which are located at Park Avenue Tower, 75 East 55th Street, New York, NY 10022, for the purpose of considering and voting upon:

1.	The election of seven trustees to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified;

2.	The approval of the Acadia Realty Trust 2006 Share Incentive Plan;

3.	The approval of Amendment to Declaration of Trust to Eliminate the 4% Excess Share Provision;

4.	The ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006;

5.	The adjournment or postponement of the Annual Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the proposals.

6.	Such other business as may properly come before the annual meeting.

The Board of Trustees of the Company recommends a vote “FOR” each of the proposals. You should carefully review the accompanying proxy statement which contains additional information.

The Board of Trustees has fixed the close of business on March 31, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

By order of the Board of Trustees,

Robert Masters, Secretary
April __, 2006

IT IS VERY IMPORTANT THAT YOU SUBMIT YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

YOUR FAILURE TO PROMPTLY RETURN THE PROXY INCREASES THE OPERATING COSTS OF YOUR INVESTMENT.

YOU ARE CORDIALLY INVITED TO PERSONALLY ATTEND THE MEETING, BUT YOU SHOULD VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

ACADIA REALTY TRUST
1311 MAMARONECK AVENUE, SUITE 260, WHITE PLAINS, NEW YORK 10605

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
May 15, 2006

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (“Board of Trustees” or “Board”) of Acadia Realty Trust (the “Company”) for use at the annual meeting of its shareholders (the “Annual Meeting”) scheduled to be held on Monday, May 15, 2006, at 10:00 a.m., local time, at the offices of Paul, Hastings, Janofsky & Walker, LLP, which are located at Park Avenue Tower, 75 East 55th Street, New York, NY 10022, or any postponement or adjournment thereof. This Proxy Statement and accompanying form of proxy were first sent to shareholders on or about April __, 2006.

The Company will bear the costs of the solicitation of its proxies in connection with the Annual Meeting, including the costs of preparing, assembling and mailing proxy materials and the handling and tabulation of proxies received. In addition to solicitation of proxies by mail, proxies in connection with the Annual Meeting may be solicited by the trustees, officers and employees of the Company, at no additional compensation, by telephone, telegram, personal interviews or otherwise. Arrangements have been made with brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common shares of beneficial interest, par value $.001 per common share of beneficial interest of the Company, (the “Common Shares”) held of record by such persons or firms with their nominees, and in connection therewith, such firms will be reimbursed for their reasonable out-of-pocket expenses in forwarding such materials.

All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the specification thereon. If no specification is made, signed proxies will be voted “FOR” each of the proposals set forth in the Notice of Annual Meeting. Any shareholder executing and delivering a proxy has the right to revoke such proxy at any time prior to the voting thereof by notice to the Company. In addition, although the mere attendance at the Annual Meeting will not revoke a proxy, a person present at the Annual Meeting may withdraw his or her proxy and vote at that time in person. Any written notice revoking a proxy should be delivered at or prior to the Annual Meeting to the attention of the Secretary, Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605.

The Board of Trustees recommends a vote “FOR” each of the proposals.

OUTSTANDING SHARES AND VOTING RIGHTS

The outstanding capital shares of the Company as of April 5, 2006 consisted of 31,758,034 Common Shares. Holders of Common Shares are entitled to one vote for each Common Share registered in their names on the record date. The Board of Trustees has fixed the close of business on March 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the meeting. The presence, in person or by proxy, of the holders of Common Shares entitled to cast at least a majority of the votes of the outstanding Common Shares on March 31, 2006 will constitute a quorum to transact business at the Annual Meeting.

The approval of a plurality of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting in the election of trustees will be required to approve the nominees for trustee at the Annual Meeting. There is no cumulative voting in the election of trustees. The approval of a majority of the votes cast by holders of

Common Shares in person or by proxy at the Annual Meeting will be required to approve the proposals to approve the Company’s 2006 Share Incentive Plan and the ratification of the appointment of the independent registered public accounting firm will be required to ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm. The approval by holders of two-thirds of the outstanding Common Shares in person or by proxy at the Annual Meeting will be required to approve the proposal to amend the Company’s Declaration of Trust to Eliminate the 4% Excess Share Provision.

Proxies marked abstain and which have not voted on a particular proposal are included in determining a quorum for the Annual Meeting. Abstentions and broker non-votes are not treated as votes cast in the election of trustees or in the ratification of the appointment of the independent registered public accounting firm, and thus are not the equivalent of votes against a nominee or against the ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm, as the case may be, and will not affect the vote with respect to these matters. Abstentions and broker non-votes are treated as votes cast in the approval of the adoption of the Company’s 2006 Share Incentive Plan and the amendment to the Company’s Declaration of Trust to Eliminate the 4% Excess Share Provision and thus are the equivalent of a vote against the approval of such matters.

PROPOSAL 1 — ELECTION OF TRUSTEES

There are seven nominees for election as trustees for one-year terms, expiring in 2007 or until their successors are elected. Election of each trustee requires the approval of a plurality of the votes cast by the holders of Common Shares in person or by proxy at the Annual Meeting.

The Company’s Bylaws provide that the Board of Trustees may be composed of up to a maximum of 15 members. The Board of Trustees currently consists of seven trustees, each of whom serves until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. As stated elsewhere herein, the enclosed proxy will be voted for the election as trustee of each nominee whose name is set forth below unless a contrary instruction is given. All of the nominees currently serve as trustees of the Company. Management believes that all of its nominees are willing and able to serve the Company as trustees. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof, other nominees are designated, the persons named in the enclosed proxy or their substitutes will have the discretion and authority to vote or refrain from voting for other nominees in accordance with their judgment. The Board of Trustees have a nominating committee.

The following is a brief description of the nominees for election as trustees of the Company:

Kenneth F. Bernstein, age 45, has been Chief Executive Officer of the Company since January of 2001. He has been President and Trustee of the Company since August 1998, when the Company acquired substantially all of the assets of RD Capital, Inc. (“RDC”) and affiliates. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of the Company including operations, acquisitions and capital markets. From 1990 to August 1998, Mr. Bernstein was the President and Chief Operating Officer of RDC. In such capacity, he was responsible for overseeing the day-to-day operations of RDC, its management companies, and its affiliated partnerships. Prior to joining RDC, Mr. Bernstein was associated with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law. Mr. Bernstein also serves on the Board of Directors for BRT Realty Trust. Mr. Bernstein is also a member of the National Association of Corporate Directors.

Douglas Crocker II, age 66, has been a trustee of the Company since November 2003. Mr. Crocker was most recently the Chief Executive Officer of Equity Residential, a multi-family residential REIT. During Mr. Crocker’s tenure, Equity Residential grew from 21,000 apartments with a total market cap of $700 million to a $17 billion company with over 225,000 apartments. Mr. Crocker was also a former Managing Director of Prudential Securities, and from 1982 to 1992 served as Chief Executive Officer of McKinley Finance Group, a privately held company involved with real estate, banking and corporate finance. From 1979 to 1982 Mr. Crocker was President of American

Invesco, the nation’s largest condominium conversion company, and from 1969 to 1979 served as Vice President of Arlen Realty and Development Company. He currently sits on the boards of real estate companies Ventas, Wellsford Real Properties, Reckson Associates, Post Properties and also serves on the board of National Water and Power, Inc. Mr. Crocker has been a five-time recipient of Commercial Property News’ Multifamily Executive of the Year Award, a three-time winner of their REIT Executive of the Year Award and three-time winner of Realty Stock Review’s Outstanding CEO Award. He has over forty years of real estate experience. Mr. Crocker is also a member of the National Association of Corporate Directors.

Alan S. Forman, age 40, has been a trustee of the Company since August 2002. Mr. Forman is a Director of the Yale University Investments Office, with general responsibility for the Yale Endowment’s $2.2 billion portfolio of real estate investments. Mr. Forman received his B.A. degree from Dartmouth College in 1987 and an M.B.A. degree from Stern School of Business at New York University in 1990. Later that year, Mr. Forman joined the Yale University Investments Office as a Financial Analyst. In 1993, he was awarded the Chartered Financial Analyst (CFA) designation by the Association for Investment Management and Research (AIMR) after completing the requisite examinations. Mr. Forman is a member of the Managing Board of Kimpton Group Holding, LLC. Mr. Forman is also a member of the National Association of Corporate Directors.

Suzanne M. Hopgood, age 56, Ms. Hopgood was responsible for overseeing a $1 Billion equity real estate investment portfolio for Aetna Realty Investors prior to founding The Hopgood Group, LLC, a provider of workout consulting and interim management services. She has served as Chairman of the Board of two public companies: Del Global Technologies (DGTC) and Chairman of the Board and CEO of Furr’s Restaurant Group, Inc. (NYSE: FRG). She has served as Chairman of an Audit Committee and she is a Financial Expert. She has twice served as a member of board slates elected in proxy contests initiated by institutional investors. Ms. Hopgood has extensive experience in corporate workouts, turnarounds and restructuring. She is the Chairman of the National Association of Corporate Directors, Connecticut Chapter, is an NACD Certified Director and co-authored, “Board Leadership for the Company in Crisis”. Ms. Hopgood served as President, Chief Executive Officer and as a director of Houlihan’s Restaurant Group, Inc. Ms. Hopgood was hired by Houlihan’s at a time of financial distress to apply her expertise in crisis and turnaround management. After its operations were stabilized, control of Houlihan’s was transferred to its secured lenders in October 2001, at which time they installed a new management team. Houlihan’s filed for Chapter 11 bankruptcy on January 23, 2002, was successfully reorganized and emerged from bankruptcy on October 1, 2002 with the equity sponsorship of the new management team and the secured lenders.

Lorrence T. Kellar, age 68, has been a trustee of the Company since November 2003 and is a Financial Expert. Mr. Kellar is currently Vice President, Retail Development for Continental Properties and is a director of Multi-Color Corporation (Chairman), Frisch’s Restaurants, and Spar Group, Inc. Prior to joining Continental Properties, Mr. Kellar served as Vice President of Real Estate with Kmart Corporation from 1996 to 2002. From 1965 to 1996, Mr. Kellar served with The Kroger Co., the country’s largest supermarket company, where his final position was Group Vice President of Finance and Real Estate. Mr. Kellar is also a member of the National Association of Corporate Directors.

Wendy Luscombe, age 54, is President and CEO of WKL Associates, Inc.; a real estate consultant founded in 1994. Ms. Luscombe has managed investment portfolios totaling $5 billion over the last 25 years and has represented foreign investors including the UK Prudential and British Coal Pension Funds in their US real estate investment initiatives. For 10 years she was CEO of Pan American Properties, Inc. the REIT sponsored by British Coal Pension Funds. She was also a member of the Board of Governors of NAREIT. Ms. Luscombe has served on various boards of public companies in both the USA and UK for over 20 years and is a Financial Expert. She currently serves as a Board Member, Chairman of the Investment Committee and member of the Audit Committee for PXRE Group Ltd., a NYSE listed reinsurance company. She also serves as Board Member and Audit Committee Member for the Zweig Fund and Zweig Total Return Fund, public closed-end mutual funds. Additionally, she serves as Chairman of the Management Oversight Committee for the Deutsche Bank International Real Estate Opportunities Fund and as Board Member for Endeavour Real Estate Securities a private REIT mutual fund. Ms. Luscombe is also a member of the National Association of Corporate Directors and an NACD Certified Director, a member of the International Corporate Governance Network, a Fellow of the Royal Institution of Chartered Surveyors and a Member of the Chartered Institute of Arbitrators.

Lee S. Wielansky, age 54, has been a trustee of the Company since May 2000. Mr. Wielansky is Chairman and Chief Executive Officer of Midland Development Group, Inc., which focuses on the development of retail properties in the Mid-West and South-East. From November 2000 to March 2003, Mr. Wielansky served as Chief Executive Officer and President of JDN Development Company, Inc. and a director of JDN Realty Corporation through its merger with Developers Diversified Realty Corporation in 2003. He was also a founding partner and Chief Executive Officer of Midland Development Group, Inc. from 1983 through 1998 when the company was sold to Regency Centers Corporation. Mr. Wielansky also serves as a Board Member of Pulaski Bank. Mr. Wielansky is also a member of the National Association of Corporate Directors.

Vote Required; Recommendation

The election to the Board of Trustees of each of the seven nominees will require the approval of a plurality of the votes cast by the holders of Common Shares in person or by proxy at the Annual Meeting. The Board of Trustees unanimously recommends that the shareholders vote “FOR” the election of each of the seven nominees to the Board of Trustees.

PROPOSAL 2 – APPROVAL OF THE 2006 SHARE INCENTIVE PLAN

On March 9, 2006, the Board of Trustees approved the 2006 Share Incentive Plan (the “2006 Plan”), subject to the approval of the shareholders of the Company at the Annual Meeting, because the Board of Trustees believes that the 2006 Plan is an important factor in attracting, retaining and motivating employees and trustees of the Company. Moreover, only approximately 200,000 Common Shares currently remain available for future grants under the Company’s 2003 Share Incentive Plan (the “2003 Plan”). Although additional Common Shares could become available for grant under the 2003 Plan in the future as a result of the non-exercise of existing awards under that Plan (or increases in the number of the Common Shares outstanding from time to time on a fully diluted basis), the Board of Trustees believes that the Company needs a greater reserve of Shares for future awards to key personnel. The 2006 Plan is substantially similar to the 2003 Plan, except that the maximum number of Common Shares that the Company may issue pursuant to the 2006 Plan is 1,000,000. The 2006 Plan does not supersede or change the material terms of the 2003 Plan, which the Company will continue to operate in accordance with past practice. The Company will at its expense register with the SEC on a Form S-8 Registration Statement the 1,000,000 Common Shares that would be issuable under the 2006 Plan.

The 2006 Plan provides for the granting of Options, Share Appreciation Rights, Restricted Shares, Unrestricted Shares, Performance Shares and Performance Units (collectively, “Awards”) to officers, employees and trustees of the Company and its subsidiaries and consultants and advisors to the Company or its subsidiaries (collectively, “Participants”). The class of Participants currently is approximately 100 to 125 persons. The following is a summary of certain provisions of the 2006 Plan and is qualified by reference to the complete plan, a copy of which is attached as Exhibit B. Terms below that appear in initial capital letters have the special meaning set forth either above or in the 2006 Plan.

SUMMARY OF THE 2006 SHARE INCENTIVE PLAN

The 2006 Plan provides financial incentives to the Participants, rewarding them for making significant contributions to the Company’s success and encouraging them to align their interests with those of the Company and its shareholders. The 2006 Plan also assists the Company in attracting and retaining competent and dedicated individuals whose efforts are important in helping the Company achieve its long-term growth objectives.

The 2006 Plan is administered by a “Committee” which is composed of at least two Non-management Trustees of the Company, each of whom satisfies the requirements for a “non-management director” within the meaning of Rule 16b-3 promulgated under Section 16(b) (“Rule 16b-3”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to the extent compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”) is desired, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code. Pursuant to the 2006 Plan, the Committee selects Participants to whom Awards will be granted and determines the type, size, terms and conditions of Awards, including the per share purchase price and vesting provisions of Options and the restrictions or performance criteria relating to Restricted Share and Performance Awards. The Committee administers construes and interprets the 2006 Plan. The Board may nevertheless act in lieu of the Committee, and has sole discretion with respect to making annual grants of Options and Unrestricted Shares to non-management trustees pursuant to Section 5 of the Plan and to making annual grants of Options and Restricted Shares to officers and employees.

Securities Offered

The maximum number of Common Shares that may be issued pursuant to Options and Awards granted under the 2006 Plan shall be 1,000,000 Common Shares. No Participant may receive more than 1,000,000 Common Shares during the term of the 2006 Plan in respect of Awards. In the event of any Change in Capitalization, the Committee may adjust the maximum number and class of Common Shares with respect to which Awards may be granted under the 2006 Plan, the maximum number of Common Shares with respect to which Awards may be granted to any Participant during the term of the 2006 Plan, the number and class of Common Shares which are subject to outstanding Awards granted under the 2006 Plan, and if applicable, the purchase price therefor. In addition, if any Award expires or terminates without having been exercised, the Common Shares subject to that Award again become available for grant under the 2006 Plan.

Individuals Who May Participate in the 2006 Plan

All of the Company’s (and its subsidiaries’) officers, employees and trustees together with its (and its subsidiaries’) consultants and advisors are eligible to receive Awards under the 2006 Plan. Awards under the 2006 Plan are granted at the sole discretion of the Committee; subject to a limit of 1,000,000 Common Shares that applies both to the granting or exercise of all incentive share options, and of Awards to any individual for any calendar year or during the term of the 2006 Plan. The granting of an Award does not confer upon the Participant any right to continue in the employ or service of the Company or affect any right or power of the Company to terminate the services of such Participant at any time. As of the date of this proxy statement, no awards under the 2006 Plan have been granted to Participants.

Awards

Options: The Committee may grant to Participants Options to purchase Common Shares. Subject to the provisions of the Code, Options may either be Incentive Share Options (within the meaning of Section 422 of the Code) or Nonqualified Share Options. On the first business day following each Annual Meeting, Non-management Trustees will receive an automatic Option grant to purchase 3,000 Common Shares (except to the extent a grant occurs under the same provision of the 2003 Plan). The per Common Share purchase price (i.e., the “exercise price”) under each Option is established by the Committee at the time the Option is granted. The per Common Share exercise price of any Option may not be less than 100% of the Fair Market Value, determined in the same manner described above for the 2003 Plan as proposed herein for the 2006 Plan, of a Common Share on the date the Option is granted (110% in the case of an Incentive Share Option granted to a Ten-Percent Shareholder). Options may be exercisable at such times and in such installments as determined by the Committee. The Committee may accelerate the exercisability of any Option at any time. Each Non-management Trustee Option has a ten year term (subject to earlier termination if the Trustee ceases to serve on the Board of Trustees) and each other Option granted pursuant to the 2006 Plan has such term as determined by the Committee, provided, however, that no Option may be exercisable after the expiration of ten years from its grant date (five years in the case of an Incentive Share Option granted to a Ten-Percent Shareholder). The Agreement evidencing the Option grant will set forth the terms and conditions applicable to such Option upon a termination or change in the employment or service status of the Optionee as determined by the Committee and in accordance with the 2006 Plan.

Unless permitted by the Committee, Options are not transferable by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative. The purchase price for Common Shares acquired pursuant to the exercise of an

Option must be paid (i) in cash, (ii) by transferring Common Shares to the Company, or (iii) a combination of the foregoing, upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee may establish cashless exercise procedures which provide for the simultaneous exercise of an Option and sale of the underlying Common Share [or payment to the Optionee of the difference between the exercise price and the closing price of the Common Shares on the date preceding the exercise date]. Upon a Change in Control, all Options outstanding under the 2006 Plan will become immediately and fully exercisable.

Share Appreciation Rights. The 2006 Plan permits the granting of Share Appreciation Rights to Participants in connection with an Option or as a freestanding right. A Share Appreciation Right permits the Grantee to receive, upon exercise, cash and/or Common Shares, at the discretion of the Committee, equal in value to an amount determined by multiplying (i) the excess, if any, of (x) for those granted in connection with an Option, the per Common Share Fair Market Value on the date preceding the exercise date over the per Common Share purchase price under the related Option, or (y) for those not granted in connection with an Option, the per Common Share Fair Market Value on the date preceding the exercise date over the per Common Share Fair Market Value on the grant date of the Share Appreciation Right by (ii) the number of Common Shares as to which such Share Appreciation Right is being exercised.

Share Appreciation Rights granted in connection with an Option cover the same Common Shares as those covered by such Option and are generally subject to the same terms. A Share Appreciation Right granted in connection with an Incentive Share Option is exercisable only if the Fair Market Value of a Common Share on the exercise date exceeds the purchase price specified in the related Incentive Share Option Agreement. Freestanding Share Appreciation Rights may be granted on such terms and conditions as shall be determined by the Committee, but may not have a term of greater than ten years. Upon a Change in Control, all Share Appreciation Rights will become immediately and fully exercisable.

Restricted Shares: The terms of a Restricted Share Award, including the restrictions placed on such Common Shares and the time or times at which such restrictions will lapse, will be determined by the Committee at the time the Award is made. The Committee may determine at the time an Award of Restricted Share is granted that dividends paid on such Restricted Shares may be paid to the Grantee or deferred and, if deferred, whether such dividends will be reinvested in Common Shares. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on Restricted Shares or forfeited upon the forfeiture of Restricted Shares. The agreements evidencing Awards of Restricted Shares will set forth the terms and conditions of such Awards upon a Grantee’s termination of employment or service. The extent, if any, to which the restrictions on Restricted Shares will lapse upon a Change in Control will be determined by the Committee at the time of the grant of the Award of Restricted Shares and set forth in the Agreement evidencing the Award.

Unrestricted Shares: On the first business day following the Company’s Annual Meeting of Shareholders in each year that the 2006 Plan is in effect, Unrestricted Shares will be granted to each Non-management Trustee, the number of such Unrestricted Shares to be subject to the discretion of the Board of Trustees. As soon as practicable following the grant of Unrestricted Shares, the Committee shall deliver to each Non-management Trustee a share certificate.

Performance Units and Performance Shares: Performance Units and Performance Shares may be awarded at such times as the Committee may determine and the vesting of Performance Units and Performance Shares is based upon the attainment of specified performance objectives by the Company, a subsidiary or a division within the specified performance period (the “Performance Cycle”). Performance objectives and the length of the Performance Cycle for Performance Units and Performance Shares may be determined by the Committee at the time the Award is made. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in Capitalization, a change in the tax rate or book tax rate of the Company or any subsidiary, or any other event which may materially affect the performance of the Company, a subsidiary or division. The agreements evidencing Awards of Performance Units and Performance Shares may set forth the terms and conditions of such Awards, including those applicable in the event of the Grantee’s termination of employment or service. Each Performance Unit will represent one Common Share and payments in respect of vested Performance Units will be made in cash, Common Shares or Restricted Shares or any combination of the foregoing. The Committee may determine the total number of Performance Shares subject to an Award and the time or times at which the

Performance Shares will be issued to the Grantee at the time the Award is made. In addition, the Committee may determine (a) the time or times at which the awarded but not issued Performance Shares will be issued to the grantee and (b) the time or times at which awarded and issued Performance Shares will become vested in or forfeited by the Grantee, in either case based upon the attainment of specified performance objectives within the Performance Cycle. At the time the Award of Performance Shares is made, the Committee may determine that dividends be paid or deferred on the Performance Shares issued. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on Performance Shares or forfeited upon the forfeiture of Performance Shares. Upon a Change in Control, (x) a percentage of Performance Units, as determined by the Committee at the time an Award of Performance Units is made, will become vested and the Grantee will be entitled to receive a cash payment equal to the per Common Share Fair Market Value multiplied by the number of Performance Units which become vested, and (y) with respect to Performance Shares, all restrictions will lapse on a percentage of the Performance Shares, as determined by the Committee at the time the Award of Performance Shares is made.

Additional Information

The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the 2006 Plan and all Awards granted thereunder. The Committee, in its discretion, may require deferral election forms or decide to grant or unilaterally modify any Award consistent with the Committee’s interpretation of the requirements of the Code. In the event of a deferral election, the Committee will cause any deferred distribution to occur at the next earliest distribution event allowable under 409A.

The 2006 Plan provides that in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to an Option or Award, the Optionee or Grantee may make a written election to have withheld a portion of the Common Shares issuable to him or her having an aggregate Fair Market Value equal to the withholding taxes.

The Committee has the authority at the time a grant of Options or an Award is made to award designated Optionees or Grantees tax bonuses that will be paid on the exercise of such Options or payment of such Awards. The Committee will have full authority to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

The 2006 Plan will terminate on the day preceding the tenth anniversary of its effective date. The Board of Trustees may terminate or amend the 2006 Plan at any time, except that (i) no such amendment or termination may adversely affect outstanding Awards, and (ii) to the extent necessary under applicable law or securities exchange rule, no amendment will be effective unless approved by shareholders.

Certain Federal Income Tax Consequences

In general, an Optionee will not recognize taxable income upon grant or exercise of an Incentive Share Option and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Share Option. (However, upon the exercise of an Incentive Share Option, the excess of the fair market value on the date of the exercise of the Common Shares received over the exercise price of Common Shares will be treated as an adjustment to alternative minimum taxable income). In order for the exercise of an Incentive Share Option to qualify for the foregoing tax treatment, the Optionee generally must be an employee of the Company or a Subsidiary from the date the Incentive Share Option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

If the Optionee has held the Common Shares acquired upon exercise of an Incentive Share Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the Common Shares by the Optionee, the difference, if any, between the sale price of the Common Shares and the exercise price of the Option will be treated as long-term capital gain or loss. If the Optionee does not satisfy these holding period requirements, the Optionee will recognize ordinary income at the time of the disposition of the Common Shares, generally in an amount equal to the excess of the fair market value of the Common Shares at the time the Option was exercised over the exercise price of the Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the Common Shares were sold more than one year after the Option was exercised. If the Optionee sells the Common Shares prior to the satisfaction of the holding period requirements but at a price below the Fair Market Value of the Common Shares at the time the Option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the Option. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income.

In general, an Optionee to whom a Nonqualified Share Option is granted will recognize no income at the time of the grant of the Option. Upon exercise of a Nonqualified Share Option, an Optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Shares on the date of exercise exceeds the exercise price of the Option (special rules may apply in the case of an Optionee who is subject to Section 16(b) of the Exchange Act). Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income.

Share Appreciation Rights

Upon exercise of a Share Appreciation Right, the Optionee will recognize ordinary income in an amount equal to the cash or Fair Market Value of the Common Shares received on the exercise date. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the Optionee of a Share Appreciation Right recognizes ordinary Income.

Restricted Shares

Generally, a Participant will not recognize income upon the grant of Restricted Shares. However, a Participant will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the Restricted Shares at the end of the applicable restricted period over the amount (if any) paid by the Participant. Subject to the discussion below with respect to Section 162(m) of the Code, the Company is entitled to a corresponding deduction equal to the amount of ordinary income recognized by the Participant. Any disposition of the Restricted Share by a Participant after the end of the restricted period will result in a long-term or short-term capital gain or loss (depending on the length of time the Restricted Share is held after the end of the restricted period). Dividends received by a Participant prior to the end of the restricted period will constitute ordinary income to the Participant in the year paid. Subject to the discussion below with respect to Section 162(m) of the Code, the Company is entitled to a corresponding deduction for such amounts.

Unrestricted Shares

A Participant will recognize ordinary income upon the grant of Unrestricted Shares, in an amount equal to the Fair Market Value of the Unrestricted Shares. Subject to the discussion below with respect to Section 162(m) of the Code, the Company is entitled to a corresponding deduction equal to the amount of ordinary income recognized by the Participant. Any disposition of the Unrestricted Share by a Participant will result in a long-term or short-term capital gain or loss (depending on the length of time the Unrestricted Share is held).

Performance Shares and Performance Units

Generally, a Participant will not recognize taxable income upon the grant of a Performance Share or Performance Unit. A Participant will recognize ordinary income equal to any cash that is paid or the Fair Market Value of any Common Shares transferred in settlement of a Performance Unit. To the extent Performance Units are settled in Restricted Shares, the Participant will recognize ordinary income at the end of the applicable restricted period as described above. A Participant will recognize ordinary income in an amount equal to the Fair Market Value of the Performance Shares at the time the restrictions on such Performance Shares lapse. Any deferred dividends are taken into income when paid. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the Participant recognizes ordinary income.

A Participant may, within thirty days after the date of the grant of Restricted Shares or the transfer of Restricted Shares pursuant to an Award, elect to recognize ordinary income as of the date of grant or transfer in an amount equal to the excess of fair market value of such shares on such date of grant or transfer over the amount (if any) paid by the Participant.

Under certain circumstances, the accelerated vesting of Options or the accelerated lapse of restrictions on other Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction. Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds one million dollars in any year.

Section 162(m) generally does not disallow a deduction for payments of qualified “performance-based compensation” the material terms of which have been approved by shareholders. The Company intends that compensation attributable to Options, Share Appreciation Rights and Performance Shares granted under the 2006 Plan will be qualified “performance-based compensation.” To qualify, the Company is seeking shareholder approval of the 2006 Plan.

New Plan Benefits

The Board of Trustees has not made any Awards under the 2006 Plan, and has not determined what Awards, if any, will occur if the 2006 Plan receives shareholder approval at the Annual Meeting. If the 2006 Plan had been in effect for the Company’s 2005 fiscal year, no Awards would have occurred because all awards occurred under the 2003 Share Incentive Plan. As of the date of this proxy statement and assuming the 2006 Plan had been in effect, a total of 1,000,000 Common Shares would be available for grant under the 2006 Plan.

Vote Required; Recommendation

The approval of a majority of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting is required to ratify the Company’s approval of the 2006 Share Incentive Plan. The Board of Trustees unanimously recommends that the shareholders vote FOR the ratification of the Company’s approval of the 2006 Share Incentive Plan.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO DECLARATION OF TRUST TO ELIMINATE THE 4% EXCESS SHARE PROVISION

Overview

After careful consideration, the Company’s Board of Trustees has concluded that it is in the best interests of the Company’s shareholders to eliminate the 4% excess share and related provisions in the Company’s Amended Declaration of Trust. To effect this change, the Board of Trustees has unanimously approved and recommends for approval by shareholders an amendment to the Company’s Amended Declaration of Trust revising the definition of ”Excess Shares” in Section 6.6(c), the definition of “Excepted Person” in Section 6.6(d) as well as other related provisions of the Amended Declaration of Trust. The current excess share provisions and the effect of the proposed amendments are summarized below.

The Amended Declaration of Trust contains two excess share provisions. One provision, the Related Party Limit provision, prohibits shareholders from acquiring in excess of 9.8% of the Company’s Common Shares. The second provision, the Excess Shares provision, sets the limit at 4% of the Company’s Common Shares. The proposed amendment eliminates the 4% limit by redefining the Excess Shares and Excepted Persons limits as 9.8% of the Company’s Common Shares. Since the Excess Shares provision would then duplicate the Related Party Limit, the Company also proposed to delete references to the Related Party Limit from the Amended Declaration of Trust.

Exhibit C provides the proposed amendments to the Amended Declaration of Trust.

Current Provision

The 4% excess share provision requires prospective transferees to provide notice to the Company of any transfer of Common Shares (or other securities convertible into Common Shares) which could result in the transferee’s direct or indirect ownership of Common Shares exceeding 4% of the lesser of the number or the value of the Company’s total outstanding Common Shares. In addition to providing notice to the Company, the transferee is also required to provide the Company with certain opinions of counsel, affidavits, undertakings, agreements and other such information required by the Company no later than the 15th day prior to the transfer. The Amended Declaration of Trust voids ab initio such transfers and enables the Company to purchase any or all of the Common Shares that are proposed to be transferred. In addition, the Amended Declaration of Trust exempts transfers to Excepted Persons from the 4% excess share provision, provided that the ownership by such Persons in excess of 4% of the lesser of the value or number of the Company’s outstanding Common Shares would not jeopardize the Company’s status as a real estate investment trust. Excepted persons include Marvin L. Slomowitz, the Company’s former chief executive officer, and any Trustee, employee and any other person approved by the Company in its sole discretion.

Reasons for the Amendment

The excess share and Excepted Person provisions were included in the Declaration of Trust to prevent shareholders from jeopardizing the Company’s status as a real estate investment trust (REIT). One of the requirements of a REIT is that five or fewer shareholders may not own more than 50% of a REIT’s shares during the last half of the taxable year. When the Company originally adopted the Declaration of Trust, the former chief executive officer owned a large number of the Company’s Common Shares. To ensure that the Company did not violate the aforementioned REIT requirement and jeopardize its REIT status, the Company included the 4% Excess Share and Excepted Person provisions in its Declaration of Trust. However, as the former chief executive officer is no longer employed by the Company and does not own a significant number of the Company’s Common Shares, the Board of Trustees believes that these provisions are no longer necessary. Furthermore, the Board of Trustees has waived these provisions for a number of institutional shareholders who desired to acquire more than 4% of the Company’s Common Shares.

The elimination of the 4% Excess Share and Excepted Person provisions will enable shareholders to acquire more significant stakes in the Company without seeking a waiver from the Board of Trustees but will not jeopardize the Company’s status as a REIT. This will enable the Company to broaden its shareholder base, particularly among investors who acquire substantial stakes in companies. The revised excess share provisions will still prevent any transfers of securities which could result in the direct or indirect ownership of shares by transferees exceeding 9.8% of the Company’s outstanding Common Shares. Accordingly, the Board of Trustees believes that the 4% Excess Share and Excepted Person provisions are no longer necessary and are not in the best interests of the Company or its shareholders.

Vote Required; Recommendation

The affirmative vote by holders of two-thirds of the Company’s outstanding Common Shares in person or by proxy at the Annual Meeting is required to approve the proposal. The Board of Trustees unanimously recommends that the shareholders vote “FOR” the proposal.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Trustees has selected BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and has directed that the selection of the independent registered public accounting firm be submitted for ratification by the shareholders at the Annual Meeting.

Shareholder ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm is not required by the Company’s Declaration of Trust, Bylaws or otherwise. However, the Board of Trustees is submitting the selection of BDO Seidman, LLP to the shareholders for ratification as a matter of what it considers to be good corporate practice. Notwithstanding the ratification of, or failure to ratify the selection, the Audit Committee of the Board of Trustees in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its subsidiaries.

Representatives of BDO Seidman, LLP are not expected to be present at the Annual Meeting.

Vote Required; Recommendation

The approval of a majority of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting in the ratification of the appointment of the independent registered public accounting firm is required to ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm. The Board of Trustees unanimously recommends that the shareholders vote “FOR” the ratification of BDO Seidman, LLP as the independent registered public accounting firm.

MANAGEMENT

Meetings and Attendance

During 2005, the Board of Trustees held seven meetings, the audit committee held eight meetings, the compensation committee held four meetings and the nominating and corporate governance committee held four meetings. The average attendance in the aggregate of the total number of Board of Trustees and committee meetings was 95%, and no trustee attended fewer than 75% of the aggregate of all meetings of the Board of Trustees and applicable committee meetings. The Company does not have a formal policy requiring trustees to be present at annual meetings, although the Company does encourage their attendance. Consistent attendance with a minimum of missed meetings is important in carrying out the responsibilities of being a trustee. To date, excessive absences have not been an issue. All of the Company’s trustees attended the 2005 annual meeting.

Trustees and Executive Officers

The trustees and executive officers of the Company as of the date of this proxy statement are as follows:

Name	Age	Office Held	Year First Became	Term Expires
			Officer/ Trustee
Kenneth F. Bernstein	45	Trustee and Chief Executive	1998	2006
		Officer
Lee S. Wielansky	54	Trustee; Independent Lead Trustee	2000	2006
Alan S. Forman	40	Trustee	2002	2006
Douglas Crocker II	66	Trustee	2003	2006
Lorrence T. Kellar	68	Trustee	2003	2006
Suzanne M. Hopgood	56	Trustee	2004	2006
Wendy Luscombe	54	Trustee	2004	2006
Joel Braun	54	Senior Vice President and Chief	1998	—
		Investment Officer
Jonathan Grisham	48	Vice President and Chief	1998	—
		Accounting Officer
Joseph Hogan	56	Senior Vice President and Director	1999	—
		of Construction
Robert Masters	61	Senior Vice President, General	1998	—
		Counsel, Chief Compliance Officer
		and Secretary
Joseph Napolitano	41	Senior Vice President and Director	2001	—
		of Operations
Michael Nelsen	59	Senior Vice President and Chief	2003	—
		Financial Officer
Joseph Povinelli	49	Senior Vice President and Director	2003	—
		of Leasing
Robert Scholem	43	Senior Vice President and Director	2005
		of Property Management

Biographical information with respect to Messrs. Bernstein, Crocker, Forman, Kellar and Wielansky, and Mss. Hopgood and Luscombe is set forth under “PROPOSAL ONE — ELECTION OF TRUSTEES,” above.

Joel Braun, 54, has been a Senior Vice President and Chief Investment Officer of the Company since August, 1998. Mr. Braun is responsible for all of the Company’s merger and acquisition activities. Previously, Mr. Braun was Vice President of Acquisitions for RDC. In 1991, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust. Mr. Braun holds a Bachelor’s in Business Administration from Boston University and a Master’s Degree in Planning from The Johns Hopkins University.

Jonathan Grisham, 48, has been a Vice President and Chief Accounting Officer since February 2005. Previously, Mr. Grisham was Director of Financial Reporting for the Company since August, 1998. Prior to this, Mr. Grisham served in various positions at Mark Centers Trust since 1993, most recently as Controller. From 1987 through 1992, Mr. Grisham was an employee of the public accounting firm of Aronson & Company. Mr. Grisham is a Certified Public Accountant and received a Masters in Finance from Kings College in 1998 and a Bachelor of Science in Accounting from George Mason University in 1987.

Joseph Hogan, 56, has been a Senior Vice President and Director of Construction since 1999. From 1994 to 1999, Mr. Hogan served as Vice President with Kimco Realty Corporation, where he was responsible for retail and commercial construction projects for Kimco and its third party customers. Prior to joining Kimco, he was with Konover Construction Company located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.

Robert Masters, Esq., 61, has been a Senior Vice President, the General Counsel, Chief Compliance Officer and Secretary of the Company since 1998 and was previously General Counsel of RDC since 1994. Prior to that, Mr. Masters was General Counsel for API Asset Management for over five years, Senior Vice President, Deputy General Counsel for European American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received his Bachelor of Arts from the City University of New York and his J.D. from New York University Law School. Mr. Masters is a member of the New York State Bar.

Joseph M. Napolitano, 41, has been a Senior Vice President and Director of Operations since January, 2001. Mr. Napolitano is responsible for overseeing the company’s internal operations. Previously, he held the position of Senior Vice President, Director of Property Management. Mr. Napolitano has been with the Company since 1998, and was with RDC since 1995. He holds a Bachelor’s in Business Administration from Adelphi University, Garden City, NY. Mr. Napolitano is a Certified Property Manager with the Institute of Real Estate Management, and a Real Property Administrator with the Building Owners and Managers Institute. Mr. Napolitano is also a member of the New York State Association of Realtors, International Council of Shopping Centers (“ICSC”), and the Commercial Investment Real Estate Institute.

Michael Nelsen, age 59, has been the Chief Financial Officer and a Senior Vice President since March, 2003. Prior to joining the Company, Mr. Nelsen was the President of G. Soros Realty, Inc. and Director of Real Estate for Soros Private Funds Management LLC from 1994 to 2003. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. From 1969 to 1980 he was an employee and from 1981 to 1994, he was a partner in the public accounting firm of Berdon LLP (formerly David Berdon & Co.) Mr. Nelsen graduated from Bernard M. Baruch School of Business in 1969 and has been a Certified Public Accountant since 1971.

Joseph Povinelli, 49, has been a Senior Vice President and Director of Leasing since March, 2003. Mr. Povinelli joined the Company in 1999 with 19 years of retail leasing experience. From 1987 through 1999, Mr. Povinelli served as regional real estate representative for Vornado Realty Trust, a New Jersey based real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to that he served as leasing representative for Net Properties Management, of Great Neck, New York, responsible for leasing of the strip shopping center and office building portfolio of the Mid-Atlantic and Southeast regions of the company. Mr. Povinelli received a Bachelor of Science degree in Finance and Economics from C.W. Post College of Long Island University. Mr. Povinelli has been a licensed New York State real estate broker since 1981 and is a member of ICSC and the Real Estate Board of New York State.

Robert D. Scholem, age 43, has been the Director of Property Management since 2003 and a Senior Vice President since August, 2005. Prior to joining the Company in 1998, Mr. Scholem was employed at Rosen Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Staller Associates, Inc. as an Operations Manager responsible for community shopping centers, office, and industrial buildings on Long Island, New York. Mr. Scholem holds a Bachelor’s in Business Administration from Guilford College, Greensboro, NC; and is a Certified Property Manager by the Institute of Real Estate Management. Mr. Scholem is also a licensed Salesperson by the State of New York as well as a member of LI Board of Realtors & CIREI, and is a Certified Shopping Center Manager by the ICSC.

Trustee Independence

The Board of Trustees considered transactions and relationships between each Trustee or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board of Trustees has determined that each member of the audit, compensation and nominating and corporate governance committees are independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Upon the election of all nominees, the Company will meet the New York Stock Exchange requirement for a majority of independent Trustees serving on the Board of Trustees.

Committees of the Board of Trustees

The Board of Trustees has standing audit, compensation, nominating and corporate governance, and investment/capital markets committees. The functions of each committee are detailed in its respective committee charter, which are available on the Company’s website at http://www.acadiarealty.com in the “Investor Relations — Corporate Governance” section. Please note that the information on the Company’s website is not incorporated by reference in this Proxy Statement.

Audit Committee

The Audit Committee (“Audit Committee”) is empowered to engage the Company’s independent registered public accounting firm and review the scope and results of the audit. The Audit Committee examines the accounting practices and methods of control and the manner of reporting financial results. These reviews and examinations include meetings with independent auditors, staff accountants and representatives of management. The results of the Committee’s examinations and the choice of the Company’s independent registered public accounting firm are reported to the full Board of Trustees. The Audit Committee includes no officers or employees of the Company or its majority-owned subsidiary, Acadia Realty Limited Partnership, a Delaware limited partnership of which the Company serves as general partner (the “Operating Partnership”). The Audit Committee held eight meetings during the last fiscal year. See “Report of the Audit Committee.”

The Audit Committee Charter requires that the Audit Committee be comprised of at least three members, each of whom is “independent,” as defined by the listing standards of the New York Stock Exchange and at least one of whom is an “audit committee financial expert,” as defined by SEC rules and regulations. Mr. Kellar (Chair), and Ms. Luscombe have served as members of the Audit Committee since the 2004 Annual Meeting of Shareholders, and Ms. Hopgood was appointed as a member in August 2004. The Board of Trustees has determined that each of these members is independent within the meaning of the listing standards of the New York Stock Exchange. Mr. Kellar serves on the audit committees of three other public companies which the Board of Trustees has determined does not impair his ability to serve effectively on the Company’s Audit Committee. Mr. Kellar also serves as the Audit Committee’s financial expert. However, Ms. Hopgood and Ms. Luscombe are both Financial Experts.

Compensation Committee

The Compensation Committee (“Compensation Committee”) is responsible for administering the Company’s 2003 Share Incentive Plan (the “2003 Plan”) and recommending to the full Board, the compensation of the senior executive officers of the Company, including the CEO. In addition, the Compensation Committee coordinates and reviews the Company’s succession plans related to the CEO and other executive officers and reports the status of such plans to the Board annually. The Compensation Committee held four meetings during the last fiscal year.

The Compensation Committee Charter requires that the Compensation Committee be comprised of at least two members, each of whom is independent as defined by the listing standards of the New York Stock Exchange.

Mr. Forman (Chair) has served as a member of the Compensation Committee since 2003 and Mr. Kellar has served as a member since 2004. The Board of Trustees has determined that each of these members is independent within the meaning of the listing standards of the New York Stock Exchange. See “Report of the Compensation Committee on Executive Compensation.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (“Nominating and Corporate Governance Committee”) is responsible for reviewing the qualifications and performance of the Board of Trustees and recommending to the Board nominees for Board members, Board committees and for the Chair of each committee. In evaluating a candidate for Trustee, the Committee considers factors that are in the best interests of the Company and its shareholders, including the knowledge, experience, integrity and judgment of possible candidates for nomination as trustees; their potential contribution to the diversity of backgrounds, experience and competencies which the Board desires to have represented and their ability to devote sufficient time and effort to their duties as trustees. The Nominating and Corporate Governance Committee is also responsible for recommending to the Board changes in the Company’s corporate governance guidelines.

The Nominating and Corporate Governance Committee Charter requires the Nominating and Corporate Governance Committee to be comprised of at least two members, each of whom is independent as defined by the listing standards of the New York Stock Exchange. Members of the Nominating and Corporate Governance Committee during the last fiscal year were Ms. Hopgood (Chair) who has served since the 2004 Annual Meeting of Shareholders, Ms. Luscombe who has served since the 2005 Annual Meeting of Shareholders and Mr. Crocker who has served since August 2005. The Board of Trustees has determined that each of these members is independent within the meaning of the listing standards of the New York Stock Exchange. The Nominating and Corporate Governance Committee held four meetings during the last fiscal year.

The Nominating and Corporate Governance Committee will consider all shareholder recommendations for candidates for the Board of Trustees. All shareholder recommendations should be sent to the Committee, at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260 White Plains, NY 10605 and should include all information relating to such person that is required to be disclosed in a proxy statement for the election of Trustees or is otherwise required pursuant to Regulation l4A under the Exchange Act. Shareholders must also include the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected. Furthermore, the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made must include their names and addresses as they appear on the Company’s books, as well as the class and number of shares of the Company that they beneficially own. The Committee may identify other candidates, if necessary, through recommendations from directors, management, employees or outside consultants.

The Committee will review candidates in the same manner regardless of the source of the recommendation.
Under the Company’s by-laws, a shareholder must deliver notice of nominees for director to our corporate Secretary not less than 60 days and no more than 90 days prior to the first anniversary date of the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, notice by the shareholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

Investment/Capital Markets Committee

The Investment/Capital Markets Committee (the “Investment Committee”) has been established for the primary purpose of (i) screening all transactions which are within certain defined pre-approval limits to ensure such transactions are within such limits, (ii) acting as the pricing committee for all equity offerings and (iii) for other investments and capital market transactions, exercise such authority as is given to it from time to time by the Board of Trustees. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to perform its duties and responsibilities.

The Investment Committee charter requires that it be comprised of at least three members, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Company’s chief executive officer is an ex officio member of the Investment Committee. Messrs. Crocker (Chair), Forman and Wielansky have served as the members of the Investment Committee since the 2004 Annual Meeting of Shareholders, The Board of Trustees has determined that each of these members is independent within the meaning of the listing standards of the New York Stock Exchange.

Executive Sessions

Non-management trustees meet regularly in executive sessions without management. “Non-management” trustees are all those who are not Company officers and include Trustees, if any, who are not “independent” by virtue of the existence of a material relationship with the Company. Executive sessions are led by the “Lead Trustee.” An executive session is held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Lead Trustee in his own discretion or at the request of the Board. Mr. Wielansky has been designated as the Lead Trustee.

Communication with Trustees

You may communicate directly with the Board of Trustees by sending correspondence to the Company’s Corporate Secretary at: Corporate Secretary, Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605. The sender should indicate in the address whether it is intended for the entire board, the independent trustees as a group, or to an individual trustee. Each communication intended for the board or independent trustees received by the Corporate Secretary will be promptly forwarded to the intended recipients in accordance with the sender’s instructions.

Trustees’ Fees

Each trustee who is not also an officer and full-time employee of the Company or the Operating Partnership receives an annual trustee fee in the amount of $30,000, comprised of $15,000 cash and $15,000 of unrestricted Common Shares, plus a fee of $1,750 for each meeting of the Board of Trustees attended, $1,500 for each committee meeting attended and $750 for each Board or Committee meeting attended telephonically. Committee chairs also receive an annual fee of $5,000 with the exception of the Audit Committee chair who receives an annual fee of $7,500. The Lead Trustee receives an annual Lead Trustee fee of $35,000, comprised of $17,500 cash and $17,500 of unrestricted Common Shares in addition to the other trustee fees. Trustees who are officers and full-time employees of the Company or the Operating Partnership receive no separate compensation for service as a trustee or committee member. Additionally, members of the Board of Trustees are reimbursed for travel and lodging expenses associated with attending meetings of the Board of Trustees and committees of the Board of Trustees. Non-management trustees are also entitled to grants of options to purchase 3,000 Common Shares following the annual meeting of shareholders held during each year during which they serve as trustees. Accordingly, on May 18, 2005, options to purchase 3,000 Common Shares were granted at an exercise price of $15.96, which options vest immediately. During 2005, Mr. Wielansky also received fees for providing consulting services to the Company. See “Certain Relationships and Related Transactions.”

Other Corporate Governance Initiatives

The Company has adopted a Code of Ethics for Senior Financial Officers as defined under the rules of the SEC, that applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and Assistant Controllers, and all professionals in finance and finance-related departments. The Company also has a Code of Business Conduct and Ethics that applies to the Company’s trustees, officers and employees.

The Company regularly monitors developments in the area of corporate governance and continues to enhance the Company’s corporate governance structure based upon a review of new developments and recommended best practices. The Company’s corporate governance materials, including the Company’s Corporate Governance Guidelines, Code of Business Conduct Ethics, Whistle Blower Policy, Code of Ethics for Senior Financial Officers and standing committee charters may be found on the Company’s web site at http://www.acadiarealty.com in the “Investor Relations — Corporate Governance” section. Copies of these materials are also available to shareholders upon written request to the Company’s Corporate Secretary, Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605.

The Company intends to satisfy its disclosure obligations under Item 10 of Form 8-K by posting information about amendments to, or waivers from a provision of the Code of Ethics that apply to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and Assistant Controllers on the Company’s website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s authorized capital consists of 100,000,000 Common Shares. As of April 5, 2006, the Company had 31,758,034 Common Shares outstanding, which shares were held by 346 record holders. In addition, as of April 5, 2006, the Company had 653,360 units of limited partnership interest in the Operating Partnership (“OP Units”) outstanding.

The Company is not aware of any person or any group within the meaning of Section 13(d)(3) of the Exchange Act that is the beneficial owner of more than five percent of any class of the Company’s voting securities other than as set forth in the table below. The Company does not know of any arrangements at present, the operation of which may, at a subsequent date, result in a change in control of the Company.

The following table sets forth, as of April 5, 2006, certain information concerning the holdings of each person known to the Company to be beneficial owner of more than five percent (5%) of the Common Shares at April 5, 2006, and all Common Shares beneficially owned by each trustee, each nominee for trustee, each executive officer named in the Executive Compensation Summary table appearing elsewhere herein and by all trustees, and executive officers as a group. Each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite his name, except as otherwise noted.

Beneficial Owners	Number of Common		Percent of
	Shares Beneficially		Class
	Owned
Wellington Management Company, LLP (1)	4,064,500		12.54
Third Avenue Management LLC (2)	2,458,200		7.58
Yale University (3)	2,278,738		7.03
Heitman Real Estate Securities, LLC (4)	2,035,967		6.28
Morgan Stanley (5)	1,660,705		5.12
Kenneth F. Bernstein (6)	1,270,508	(7)	3.98
Joel Braun (6)	183,733	(8)	*
Robert Masters (6)	95,238	(9)	*
Joseph Hogan (6)	55,348	(10)	*
Joseph Povinelli (6)	65,826	(11)	*
Douglas Crocker II (6)	7,932	(12)	*
Alan Forman (6)	8,532	(13)	*
Suzanne M. Hopgood (6)	9,364	(14)	*
Lorrence T. Kellar (6)	8,932	(15)	*
Wendy Luscombe (6)	8,832	(16)	*
Lee S. Wielansky (6)	17,358	(17)	*
All Executive Officers and Trustees as a Group (fourteen	1,848,769	(6,7,8,9,10,11,12,	5.70
persons)		13,14,15,16,17)

(1)	The business address of Wellington Management, Inc. is 75 State Street, Boston, MA 02109.

(2)	The business address of Third Avenue Management LLC is 622 Third Avenue, 32nd Floor, New York, NY 10017.

(3)	The business address of Yale University is c/o Yale University Investments Office, Real Estate, 55 Whitney Avenue, 5 th Floor, New Haven, CT 06510.

4)	The business address of Heitman Real Estate Securities, LLC is 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.

(5)	The business address of Morgan Stanley is 1585 Broadway, New York, New York 10036.

(6)	The business address of each such person is c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, NY 10605.

(7)	Reflects the Common Shares beneficially owned by Mr. Bernstein in his individual capacity and the Common Shares deemed to be beneficially owned by Mr. Bernstein. The Common Shares directly owned by Mr. Bernstein in his individual capacity consist of (i) 331,255 OP Units which are immediately exchangeable into a like number of Common Shares, (ii) 425,364 restricted Common Shares issued to Mr. Bernstein in 2000 through 2005 of which 184,306 Common Shares are vested, (iii) 107,989 Common Shares and (iv) 405,900 options issued pursuant to the 1999 and 2003 Share Incentive Plans of which 375,255 options are vested.

(8)	Represents (i) 6,667 OP Units which are immediately exchangeable into a like number of Common Shares, (ii) 101,955 restricted Common Shares issued to Mr. Braun in 2001 through 2005 of which 27,056 Common Shares are vested, (iii) 61,871 Common Shares and (iv) 13,240 options issued pursuant to the 2003 Share Incentive Plan of which 6,797 options are vested.

(9)	Represents (i) 24,396 Common Shares, (ii) 64,453 restricted Common Shares issued to Mr. Masters in 2000 through 2005 of which 19,183 Common Shares are vested, and (iii) 6,389 options issued pursuant to the 2003 Share Incentive Plan of which 3,348 options are vested.

(10)	Represents a total of 49,684 restricted Common Shares issued to Mr. Hogan in 2000 through 2005 of which 14,382 Common Shares are vested, and 5,664 options issued pursuant to the 1999 and 2003 Share Incentive Plans of which 2,948 options are vested.

(11)	Represents (i) 26,138 Common Shares, (ii) 32,554 restricted Common Shares issued to Mr. Povinelli in 2000 through 2005 of which 1,110 Common Shares are vested, and (iii) 7,134 options issued pursuant to the 1999 and 2003 Share Incentive Plans of which 3,538 options are vested.

(12)	Represents 6,600 vested options issued pursuant to the 1999 and 2003 Share Incentive Plans and 1,332 Common Shares.

(13)	Represents 7,200 vested options issued pursuant to the 1999 and 2003 Share Incentive Plans and 1,332 Common Shares. The Common Shares have all been issued to Yale University.

(14)	Represents 6,000 vested options issued pursuant to the 2003 Share Incentive Plan and 3,364 Common Shares.

(15)	Represents 6,600 vested options issued pursuant to the 2003 Share Incentive Plan and 2,332 Common Shares.

(16)	Represents 6,000 vested options issued pursuant to the 2003 Share Incentive Plan and 2,832 Common Shares.

(17)	Represents 5,000 vested options issued pursuant to the 1999 and 2003 Share Incentive Plans and 12,358 Common Shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2005, 2004 and 2003, the annual and long-term compensation awarded by the Company to the Company’s Chief Executive Officer and to each of the other four most highly compensated executive officers whose total annual compensation for fiscal year 2005 exceeded $100,000.

Summary Compensation Table

	Fiscal	Salary	Bonus	Other		Restricted	Securities	LTIP	All
	Year	($)	($)	Annual		Share	Underlying	Payouts	Other
				Compensation		Awards	Options/	($)	Compensation
						($) (4)	SARs (3)		($) (1)
Kenneth F.	2005	$400,000	—	—	(2)	$3,348,144	36,034	—	$360
Bernstein
President and	2004	312,000	—	—	(2)	1,005,369	19,866	—	3,240
Chief
Executive	2003	312,000	—	—	(2)	744,497	—	—	6,000
Officer
Joel Braun	2005	205,000	220,000	—	(2)	1,088,595	6,088	—	231
Senior Vice	2004	200,000	90,000	—	(2)	211,117	7,152	—	2,769
President —
Chief Investment	2003	200,000	—	—	(2)	220,161	—	—	3,000
Officer
Robert Masters	2005	205,000	—	—	(2)	636,810	2,734	—	3,681
Senior Vice	2004	190,000	—	—	(2)	170,740	3,655	—	2,631
President —
General Counsel	2003	190,000	—	—	(2)	137,445	—	—	4,385
Joseph Hogan	2005	205,000	100,000	—	(2)	498,283	2,485	—	2,365
Senior Vice	2004	200,000	45,000	—	(2)	93,841	3,179	—	5,615
President —
Director of	2003	200,000	—	—	(2)	127,260	—	—	3,900
Construction
Joseph Povinelli	2005	205,000	105,000	—	(2)	484,043	3,479	—	3,525
Senior Vice	2004	185,000	50,000	—	(2)	107,912	3,655	—	2,542
President —
Director of	2003	170,000	45,000	—	(2)	71,272	—	—	4,668
Leasing

(1)	Represents contributions made by the Company to the account of the named executive officer under a 401(k) Plan.

(2)	Did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named individual.

(3)	Represents options granted on January 6, 2006 under the Company’s 2003 Share Incentive Plan. See Share Option Grants, Exercises and Holdings Table below.

(4)	In prior years, executives had the option to elect to receive their bonus, or a portion thereof, in Common Shares under the Restricted Share Bonus Program (defined below). Mr. Bernstein made such elections for $953,342 and $225,000 of his 2005 and 2003 bonuses, respectively, for which Common Shares were granted in January 2006 and June 2003, respectively. Mr. Braun made such elections for $65,000 of his 2003 bonus, for which Common Shares were granted in January 2004. Mr. Masters made such elections for $129,382 and $40,000 of his 2005 and 2003 bonuses, for which Common Shares were granted in January 2006 and June 2004. Mr. Hogan made such elections for $40,000 of his 2003 bonus, for which Common Shares were granted in January 2004. Under the restricted share bonus program, these executives were permitted to purchase Restricted Common Shares at a discount to the average price for the preceding 20-days using amounts from their cash bonuses. The discount was 20% for the first 50% of cash bonus and 30% for the next 50% of cash bonus. Also under the 2003 Plan, restricted shares were awarded to these executives in addition to their 2005, 2004 and 2003 cash bonuses as follows: (i) Mr. Bernstein: 76,665, 61,303 and 36,390 shares, respectively, (ii) Mr. Braun: 10,959, 12,873 and 10,917 shares, respectively, (iii) Mr. Masters: 11,244, 10,411 and 6,874 shares, respectively, (iv) Mr. Hogan: 4,473, 5,722 and 6,065 shares, respectively and (v) Mr. Povinelli: 6,262, 6,580 and 5,661 shares, respectively. The 2005 restricted share awards were granted on January 6, 2006 under the Company’s 2003 Share Incentive Plan. In addition, executives received a special, one-time performance bonus in recognition of outstanding achievements in enhancing shareholder values over the past five years in the form of restricted Common Shares which will vest over a period of not less than five years. The special one-time bonus was awarded as follows: (i) Mr. Bernstein: 86,978 shares, (ii) Mr. Braun: 42,247 shares, (iii) Mr. Masters: 19,881 shares, (iv) Mr. Hogan: 19,881 shares, and (v) Mr. Povinelli: 17,396 shares.

Share Option Grants, Exercises and Holdings

The following options were granted on January 6, 2006 to the executive officers named on the Summary Compensation Table:

					Potential Realizable Value
					at Assumed Annual Rate
					of Common Share Price
					Appreciation for
	Individual Grants (1)				Option Term
Name	Number of	% Of	Exercise	Expiration Date	5% ($)	10%($)
	Securities	Total Options	or Base
	Underlying	Granted	Price
	Options	to Employees	($/Share)
	Granted	in Fiscal
	(#) (1)	Year
Kenneth F.	36,034	57.5	$ 20.65	1/5/2016	$ 470,314	$ 1,189,614
Bernstein
Joel Braun	6,088	9.7	20.65	1/5/2016	79,460	200,987
Robert Masters	2,734	4.4	20.65	1/5/2016	35,684	90,259
Joseph Hogan	2,485	4.0	20.65	1/5/2016	32,434	82,039
Joseph Povinelli	3,479	5.6	20.65	1/5/2016	45,408	114,854

(1)	See Summary Compensation Table for title of the persons named above.

2005 Fiscal Year-End Option Values

The following table sets forth the value of the options held by the executive officers named on the Summary Compensation Table:

			Number of	Value of
			Unexercised	Unexercised
			Options/SARs	in-the-Money
			at Fiscal	Options/SARs
			Year-End (2)	at Fiscal
Year-End (3)
Name (1)	Shares	Value	Exercisable/	Exercisable/
	Acquired	Realized ($)	Unexercisable	Unexercisable
on
Exercise (2)

Kenneth F.	—	$—	363,244/6,622	$4,816,503/—
Bernstein
Joel Braun	—	—	4,768/2,384	17,642/—

Robert Masters	—	—	2,437/1,218	9,016/—

Joseph Hogan	25,000	260,000	2,119/1,060	7,842/—

Joseph Povinelli	—	—	2,437/1,218	9,016/—

(1)	See Summary Compensation Table for title of the persons named above. The above table does not include options granted on January 6, 2006. See Share Option Grants, Exercises and Holdings Table.

(2)	Represents options granted under the 1999 and 2003 Share Incentive Plans. One-third of the remaining options vested as of the grant date and one-third on each of the next two anniversaries thereafter.

(3)	Based on a closing price of $20.05 for the underlying Common Shares as of December 31, 2005.

Employment Contracts, Severance Agreements and Change in Control Arrangements.

The Company’s only employment contract is with Mr. Bernstein. The Company also has severance agreements in place with its Senior Vice Presidents. These contracts and agreements are described below:

Employment Contracts

Kenneth F. Bernstein

In August of 1998, the Company entered into an employment agreement with Kenneth F. Bernstein, pursuant to which Mr. Bernstein served as President. Under the employment agreement, Mr. Bernstein is subject to an annual review and upward adjustment by the Compensation Committee. The employment agreement provides for a three-year term, is renewable for successive daily periods, and is subject to termination in accordance with the terms and conditions of such agreement. Effective as of January 1, 2001, Mr. Bernstein was appointed to the additional position of Chief Executive Officer of the Company. In connection with Mr. Bernstein’s appointment to the position of Chief Executive Officer, the terms of his employment agreement were amended. Under the amended terms of his employment agreement, Mr. Bernstein’s annual compensation was increased to $300,000 per year. In January 2002, the Compensation Committee increased Mr. Bernstein’s annual base compensation by 4% to $312,000 for the calendar year ending December 31, 2002. In December 2004, the Compensation Committee increased Mr. Bernstein’s annual salary to $400,000 for 2005 and in January 2006 increased the annual salary to $440,000. Each year during the term of Mr. Bernstein’s employment, the Compensation Committee considers Mr. Bernstein for an incentive bonus (to be determined by the Compensation Committee) and discretionary bonuses payable in cash, Common Shares issued under the Restricted Share Bonus Program (“Restricted Shares”) and options to purchase Common Shares, or any combination thereof, as the Board of Trustees and the Compensation Committee may approve. Restricted Shares generally carry all the rights of unrestricted Common Shares including dividend rights, but may not be transferred, assigned or pledged until the recipient has a vested, non-forfeitable right to these shares. Vesting, which is subject to the recipient’s continued employment with the Company through the applicable vesting dates, ranges from three to four years from the date of grant. In addition, the vesting of certain Restricted Shares are contingent upon the Company’s shareholder return exceeding certain thresholds in the year such vesting is scheduled to occur. For the calendar year ended December 31, 2003, the Compensation Committee awarded Mr. Bernstein a cash bonus of $225,000 and a stock bonus of 36,390 Restricted Shares. Mr. Bernstein elected to receive his cash bonus in Restricted Shares Therefore, in January 2004, the Company issued to Mr. Bernstein 59,134 Common Shares with a value at the time of issuance of $744,497. For the calendar year ended December 31, 2004, the Compensation Committee awarded Mr. Bernstein a stock bonus of 61,303 Restricted Shares with a value as of the grant date of January 3, 2005 (“Grant Date”) of $964,296. The Compensation Committee also awarded Mr. Bernstein 19,866 options to purchase Common Shares at an exercise price of $16.35, which were granted on the Grant Date and vested 1/3 as of the Grant Date with the remaining options scheduled to vest equally on each of the next two anniversaries thereof. For the calendar year ended December 31, 2005, the Compensation Committee awarded Mr. Bernstein a stock bonus of 76,665 Restricted Shares with a value as of the grant date of January 6, 2006 (“Grant Date”) of $1,568,575. The Compensation Committee also awarded Mr. Bernstein 36,034 options to purchase Common Shares at an exercise price of $20.65, which were granted on the Grant Date and vested 1/3 as of the Grant Date with the remaining options scheduled to vest equally on each of the next two anniversaries thereof. In addition, for the calendar year ended December 31, 2005, the Compensation Committee awarded Mr. Bernstein a special, one-time performance bonus which recognized outstanding achievements in enhancing shareholder values over the past five years, including, but not limited to, total shareholder return and the recent recapitalization of the Wilmington, Delaware portfolio. Mr. Bernstein received 86,978 Restricted Shares related to this special one-time bonus with a value as of the grant date of January 6, 2006 of $1,779,570. The special one-time bonus Restricted Shares will vest over a period of five years. The options are subject to customary antidilution provisions. The terms of the options may be modified by the terms of any share option plan adopted by the Company.

The employment agreement also provides for an annual car allowance plus insurance costs for Mr. Bernstein to be maintained by the Company. Mr. Bernstein is also entitled to participate in all benefit plans, health insurance, disability, retirement and incentive compensation plans generally available to the Company’s executives, and is subject to certain non- competition and confidentiality requirements.

The employment agreement provides for certain termination or severance payments to be made by the Company to Mr. Bernstein in the event of his termination of employment as the result of his death, disability, discharge with or without Cause (as defined therein), his resignation or a termination by Mr. Bernstein for good reason, including, a Change of Control (as defined therein) of the Company. If Mr. Bernstein’s employment is terminated either because he is discharged without cause or due to a termination by Mr. Bernstein for good reason, including, a Change of Control, the Company will be required to make a lump sum payment equal to among other things, unpaid salary and bonus, and unpaid severance salary and bonus, each paid in accordance with the terms and conditions of such agreement.

Severance Arrangements

The severance agreements with the Senior Vice Presidents provide for certain termination or severance payments to be made by the Company to the executive in the event of his termination of employment as the result of his death, disability, discharge with or without Cause (as defined therein), his resignation or a termination by the executive for good reason, including, a Change of Control (as defined therein) of the Company. If the executive’s employment is terminated either because he is discharged without cause or due to a termination by the executive for good reason, including, a Change of Control, the Company will be required to make a lump sum payment equal to among other things, unpaid salary and bonus, and unpaid severance salary and bonus, each paid in accordance with the terms and conditions of such agreements.

Employee Benefit Plans

The Company provides a variety of medical, dental, vision, life, disability and accidental death and dismemberment insurance policies that are generally available to all of its full-time employees. The Company also provides a contributory 401(k) savings plan to employees of the Company.

In 2003, the Company instituted the Acadia Realty Trust Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan allows eligible employees of the Company and its designated affiliates to purchase, through payroll deductions, Common Shares of beneficial interest in the Company. The Purchase Plan is designed to retain and motivate the employees of the Company and its designated affiliates by encouraging them to acquire ownership in the Company. The Company has reserved 100,000 Common Shares for issuance under the Purchase Plan. The Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the United States Internal Revenue Code, as amended, which allows an employee to defer recognition of taxes when purchasing common shares under such a purchase plan. During 2005 and 2004, 6,412 and 6,397 Common Shares, respectively, were purchased by employees under the Purchase Plan.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview

The Compensation Committee recommends to the full Board of Trustees all compensation for senior executives, including the CEO. The Committee is made up of only non-management independent trustees.

The Company’s success depends on developing, motivating and retaining executives who have the skills and expertise to lead a fully integrated, self-managed and self-administered equity real estate investment trust. The executive compensation program is designed to help achieve the following goals:

1.	Holding managers accountable to the shareholders for their investment decisions and operational practices.
2.	Establishing a clear, dependable and mutually acceptable matrix for total compensation.
3.	Motivating and providing incentives to employees and rewarding dedication, hard work and success.
4.	Aligning the interests of managers and shareholders as closely as possible.
5.	Creating the right mix of long-term incentives to increase retention of employees.
6.	Creating an incentive compensation program that can transcend senior management and be utilized throughout the organization.

In evaluating management compensation, the Compensation Committee continually focuses on attaining the right balance between company size and performance. The company size can impact management’s scope of responsibility and, thus, should be a component of the compensation analysis, but absolute and relative performance are also a critical component. The Compensation Committee also takes into account the complicated fund/value-added nature of the Company’s business when comparing management compensation with companies of similar market capitalization but with less of a growth and redevelopment focus.

In determining the appropriate level of executive compensation, the Compensation Committee reviewed certain benchmarks and allocations obtained from a compensation consultant which was engaged in 2005. The grading goal for bonus eligibility was 80%, with an anticipated range of 65% to 100%.

While each senior manager’s allocation between corporate, team and individual performance may fluctuate, in general, the allocation of compensation awards is based on the following performance:

Corporate	Team/Unit	Individual
50%	20%	30%

The Compensation Committee believes this weighting to be fair, but will consider further refinement and modifications for future years to address the issue of when individual performance is significantly above or below the stated 80% performance goal. The compensation program is comprised of the following three main components:

1)       Competitive base salaries

2)       Short term rewards

3)       Long term incentives

All three major components of the executive compensation program are described below in more detail.

Base Salaries

In keeping with the long-term and highly technical nature of the Company’s business, the Company takes a long-term approach to executive compensation. This career-oriented philosophy requires a competitive base salary.

Short Term Rewards

Short term incentive awards consist primarily of cash bonuses. The Committee grants cash bonuses to executives, including the CEO, to reward their contributions to the business during the past year.

As discussed above under “Overview,” the bonus an executive receives, including the CEO, depends, in part, on the executive’s individual performance and level of responsibility. Each year, the Committee assesses this performance based on factors including business results, technical expertise, leadership and management skills.

The cash component can also enable senior management to “purchase” additional restricted shares on a tax and earnings attractive basis, further aligning their interest and increasing retention. As such, for 2005, the Company continued a discounted share purchase program, which allows management to purchase restricted Common shares at a 20% discount for the first 50% of cash bonus, and a 30% discount for the next 50% of cash bonus. These shares also provide a retention benefit as they vest over future periods (see the discussion below under “Long Term Incentives”).

In 2003, the Committee approved the payment of an aggregate of $925,000 in cash bonuses of which $177,000 was paid in 2003 and $748,000 was paid in 2004. In 2004, the Committee recommended to the full Board of Trustees the payment of an aggregate of $846,000 in cash bonuses to all employees of which $456,000 was paid in 2004 and $390,000 was paid in 2005. In 2005, the Committee recommended to the full Board of Trustees the payment of an aggregate of $1,494,000 in cash bonuses to all employees of which $664,000 was paid in 2005 and $830,000 was paid in 2006.

Long Term Incentives

Long term incentive awards are intended to develop and retain strong management through share ownership and incentive awards that recognize future performance. The Company has historically used Common Shares issued under the Restricted Share Bonus Program (“Restricted Shares”) and options to purchase Common Shares (“Options”) as its primary long term incentive award. Restricted Share awards and Options were granted to executive officers, including the CEO, as well as other key employees in 2005.

The number of restricted shares granted to executive officers, including the CEO, is based on individual performance and level of responsibility. For this purpose, the Committee measures performance the same way as described above for short term awards. Restricted stock grants must be sufficient in size to provide a strong incentive for executives to work for long-term business interests and become significant owners of the business.

In 2005, the Committee recommended aggregate bonuses of 134,543 Restricted Shares and 62,630 Options to all employees.

In addition, the Committee also recommended a special, one-time performance bonus recognizing management’s outstanding achievements in enhancing shareholder values over the past five years, including, but not limited to, total shareholder return and the recent recapitalization of the Wilmington, Delaware portfolio. The aggregate amount of this special bonus was $5,130,000 in the form of restricted Common Shares which will vest over a period of not less than five years and the number of such shares issued is based on the preceding 20-day average closing prices of the Company’s Common Shares from the date of grant ($20.12). This special bonus was allocated among the executive officers, all other officers and certain other employees.

CEO Compensation

Within the framework described above, the Committee recommends the CEO’s compensation by considering his contributions to the Company’s business, the Company’s success and career experience. The Committee does not think narrow quantitative measures or formulas are sufficient for determining Mr. Bernstein’s compensation. The Committee does not give specific weights to the factors considered, but the primary factors are the CEO’s contributions and business results.

Restricted Stock and Options were granted for 2005 to recognize Mr. Bernstein’s outstanding leadership of the Company’s business, continued strengthening of the Company’s competitive position, recognition of the Company’s achievements from the public markets, and its progress toward long-range strategic goals.

In determining the CEO’s total compensation, the Committee considered Mr. Bernstein’s level of responsibility, his leadership, and his overall contribution as CEO.

Compensation Committee

Alan S. Forman, Chairman
Lorrence T. Kellar

AUDIT COMMITTEE INFORMATION

Independent Registered Public Accounting Firm Compensation

Change in Independent Registered Public Accounting Firms

On October 6, 2005, the Audit Committee agreed, by resolution, not to continue the engagement of the Company’s independent registered public accounting firm, Ernst and Young, LLP (“Ernst and Young”). The Audit committee further resolved to engage the accounting firm, BDO Seidman, LLP (“BDO”) effective in October 2005. The decision was based primarily on the Audit Committee’s efforts to reduce the Company’s costs for accounting services. The Company did not have any disagreements with Ernst and Young during the interim period from January 1, 2005 through the date of disengagement, nor any disagreements related to any prior years’ audits. Due to this resolution, compensation was made to two Independent Registered Public Accounting Firms in 2005.

Audit Fees

The aggregate fees billed for professional services rendered by BDO Seidman, LLP for the audit of the Company’s financial statements as included in the Company’s Form 10-K, fees for Sarbanes-Oxley Section 404 planning and testing relating to the Company’s 2005 audit and reviews of the financial statements as included in the Company’s Form 10Qs, were $570,000 for the year ended December 31, 2005. The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company’s financial statements as included in the Company’s Form 10-K, fees for Sarbanes-Oxley Section 404 planning and testing relating to the Company’s 2004 audit and reviews of the 2005 financial statements as included in the Company’s Form 10Qs, were $153,000 and $626,000 for the years ended December 31, 2005 and 2004, respectively.

Audit-Related Fees

Additional fees billed for services rendered by Ernst & Young LLP during 2005 of $10,000 were for the review of an S-3 filing. Additional fees billed for services rendered by Ernst & Young LLP during 2004 of $198,000 were for the consents and comfort letters issued in connection with two Common Share offerings.

Tax Fees

The aggregate fees billed for professional services rendered by BDO Seidman, LLP for tax preparation and compliance were $95,000 for the year ended December 31, 2005. The aggregate fees billed for professional services rendered by Ernst & Young LLP for tax preparation, compliance, tax advice and services were $66,679 and $263,000 for the years ended December 31, 2005 and 2004, respectively.

All Other Fees

Other fees billed for services rendered by Ernst & Young LLP for services other than those specified in the captions entitled Audit Fees, Audit-Related Fees and Tax Fees as set forth above were $22,618 and $0 for the years ended December 31 2005 and 2004, respectively.

Policy on Pre-Approval of Independent Auditor Services

The Audit Committee is responsible for approving every engagement of BDO Seidman, LLP to perform audit or non-audit services on behalf of the Company or any of its subsidiaries before BDO Seidman, LLP is engaged to provide those services.

The following “Report of Audit Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts. The Board of Trustees has previously adopted an Audit Committee Charter that may be found in Appendix A to this proxy statement and on the Company’s website at www.acadiarealty.com

REPORT OF THE AUDIT COMMITTEE

The Audit Committee presently consists of the following members of the Company’s Board of Trustees: Mr. Kellar, Ms. Hopgood and Ms. Luscombe, all of whom are independent as defined under the listing standards of the New York Stock Exchange.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2005 with the Company’s management. The Audit Committee has discussed with BDO Seidman, LLP, the Company’s auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of BDO Seidman, LLP with that firm.

The Audit Committee has considered whether the other fees billed for professional services rendered by BDO Seidman, LLP are compatible with maintaining the principal accountant’s independence.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee

Lorrence T. Kellar, Chairman
Suzanne M. Hopgood
Wendy Luscombe

SHARE PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return for the Common Shares for the period commencing December 31, 2000 through December 31, 2005 with the cumulative total return on the Standard & Poor’s 500 Stock Index (the “S&P 500”), the Russell 2000 Index (“Russell 2000”), the NAREIT All Equity REIT Index (the “NAREIT”) and the SNL Shopping Center REITs (the “SNL”) over the same period. Total return values for the S&P 500, the RMS, the SNL and the Common Shares were calculated based upon cumulative total return assuming the investment of $100 in each of the S&P 500, the Index, the RMS and the Common Shares on December 31, 2000, and assuming reinvestment of such dividends. The shareholder return as set forth in the below is not necessarily indicative of future performance.

Comparison of 5 Year Cumulative Total Return among Acadia Realty Trust, the S&P 500, the Russell 2000, the NAREIT and the SNL:

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Acadia Realty Trust	100.00	121.74	152.68	272.94	372.10	476.02
S&P 500	100.00	88.11	68.64	88.33	97.94	102.74
Russell 2000	100.00	102.49	81.49	120.00	142.00	148.46
NAREIT All Equity REIT Index	100.00	113.93	118.29	162.21	213.43	239.39
SNL Shopping Center REITS Index	100.00	128.54	148.57	210.64	286.18	312.28

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company earns certain management and service fees in connection with its investment in Funds I and II. Such fees earned by the Company aggregated $7.9 million for the year ended December 31, 2005.

The Company also earns fees in connection with its rights to provide asset management, leasing, disposition, development and construction services for an existing portfolio of retail properties and/or leasehold interests in which Klaff Realty L.P. (“Klaff”), a preferred OP unit holder, has an interest. Net fees earned by the Company in connection with this portfolio were $3.6 million for the year ended December 31, 2005. This amount is net of the payment of sub-management fees to Klaff of $0.3 million for the year ended December 31, 2005.

In March 2005, the Company completed a $20.0 million Preferred Equity Investment in Levitz SL, of which Klaff, a common and preferred OP unit holder, is the managing member.

On March 22, 2005, the Company completed a transaction with Klaff pursuant to which the Company acquired the balance of Klaff’s retail management business which it had not previously purchased on January 27, 2004. The consideration for the acquisition was $4.0 million in the form of 250,000 restricted common operating partnership units ($16 per unit). These units may not be sold for five years, subject to a carveout for a change of control, including a change in the chief executive officer. The effective date of the purchase and issuance of the units was February 15, 2005.

Mr. Wielansky, who currently serves as Lead Trustee, is entitled to receive annual consulting fees totaling $100,000 for providing consulting services to the Company including assisting with the underwriting and analysis of development and redevelopment opportunities as well as assisting with sourcing of direct acquisitions and identifying potential joint venture partners.

ANNUAL SHAREHOLDERS REPORT

A copy of the Company’s Annual Report to Shareholders is being provided to each shareholder of the Company along with this Proxy Statement. Upon written request of any record or beneficial owner of Common Shares of the Company whose proxy was solicited in connection with the Annual Meeting, the Company will furnish such owner, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2005. A request for a copy of such Annual Report on Form 10-K should be made in writing, addressed to Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, NY 10605, Attention: Robert Masters.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Trustees does not know of any matters to be presented at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If other proper matters, however, should come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed proxy intend to vote the shares represented by them in accordance with their best judgment in respect to any such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and trustees and persons who own more than ten percent of the Common Shares (collectively, the Reporting Persons) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. As a practical matter, the Company assists its officers and trustees by monitoring transactions and completing and filing Section 16 reports on their behalf. In 2005, transactions involving the following executives were not timely reported on Forms 3 and 4:

Number of transactions
not timely filed on
Executive:	Title:	Forms 3/4:

Kenneth F. Bernstein	Trustee and Chief Executive Officer	-/2
Joel Braun	Senior Vice President and Chief	-/2
Investment Officer
Jonathan Grisham	Vice President and Chief Accounting	1/1
Officer
Joseph Hogan	Senior Vice President and Director of	-/2
Construction
Robert Masters	Senior Vice President, General	-/2
Counsel, Chief Compliance Officer
and Secretary
Joseph Napolitano	Senior Vice President and Director of	-/2
Operations
Michael Nelsen	Senior Vice President and Chief	1/2
Financial Officer
Joseph Povinelli	Senior Vice President and Director of	-/2
Leasing
Robert Scholem	Senior Vice President and Director of	1/2
Property Management

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals of any shareholder of the Company which the holder desires be presented at the next annual meeting of Shareholders and be included in the proxy statement and form of proxy prepared for that meeting must be received by the Company at its principal executive offices no later than 5:00 PM EST on January 4, 2007. All such proposals must be submitted in writing to the Secretary of the Company at the address appearing on the notice accompanying this proxy statement.

By order of the Board of Trustees,

Robert Masters, Secretary

Exhibit A

CHARTER OF THE AUDIT COMMITTEE

I. Purpose

The Audit Committee is established by and amongst the Board of Trustees for the primary purpose of assisting the Board in:

  overseeing the integrity of the Company’s financial statements, overseeing the Company’s compliance with legal and regulatory requirements, overseeing the independent auditor’s qualifications and independence, overseeing the performance of the company’s internal audit function and independent auditor, and overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing function, and the Board of Trustees.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the audit committee chooses to engage, as well as for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Trustees regarding the execution of its duties and responsibilities.

II. Composition and Meetings

The Audit Committee shall be comprised of three or more Trustees as determined by the Board, each of whom shall be independent Trustees (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be financially literate and have a working familiarity with basic finance and accounting practices, and at least one member must have accounting or related financial management experience. The Board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Unless otherwise provided for in this Charter, the provisions set forth in the Company’s Bylaws for meetings of the Board and its committees shall govern the quorum and voting requirements for all meetings of the Committee.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should meet separately, periodically with management, the internal auditors (or other personnel responsible for the internal audit function) and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet quarterly with the independent auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

III. Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports/Accounting Information Review

1.	Review this Charter periodically, at least annually, and recommend to the Board of Trustees any necessary amendments as conditions dictate.

2.	Review and discuss with management the Company’s annual financial statements, quarterly financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).

3.	Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditors the 10-Q prior to its filing (or prior to the release of earnings).

4.	Review with the full Board of Trustees any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors and the performance of the internal audit function.

5.	Review earnings press releases with management, including review of “pro-forma” or “adjusted” non-GAAP information.

6.	Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

7.	Review the regular internal reports (or summaries thereof) to management prepared by the internal auditors and management’s response.

Independent Auditors

8.	Appoint (subject to shareholder ratification, if applicable), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the audit committee and the audit committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise. Consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence.

9.	Review with the independent auditor any problems or difficulties and management’s response, including: any accounting adjustments that were noted or proposed by the auditor but were “passed” (as material or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company. Such difficulties include any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

10.	Review the independent auditor’s attestation and report on management’s internal control report; and hold timely discussions with the independent auditors regarding the following:
  all critical accounting policies and practices;
  all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;
  other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and
  an analysis of the auditor’s judgment as to the quality of the Company’s principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.
11.	At least annually, obtain and review a report by the independent auditor describing:
  the firm’s internal quality control procedures;
  any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
  (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

After reviewing the foregoing report, the Audit Committee should evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner, taking into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function). In addition to assuring the regular rotation of the audit partner, the Committee should consider whether there should be regular rotation of the audit firm itself to assure continuing auditor independence. The Committee should present its conclusions with respect to the independent auditor to the full Board of Directors.

12.	Review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the full Audit Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

13.	Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

Financial Reporting Processes and Accounting Policies

14.	In consultation with the independent auditors and the internal auditors, review the integrity of the organization’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls). Meet with representatives of the disclosure committee (if one exists) on a periodic basis to discuss any matters of concern arising from the disclosure committee’s quarterly process to assist the CEO and CFO in their Sarbanes-Oxley Act of 2002 Section 302 certifications.

15.	Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

16.	Review analyses prepared by management (and the independent auditor as noted in item 8 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

17.	Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

18.	Review and approve all related party transactions.

19.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

20.	Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Internal Audit

21.	Review and advise on the selection and removal of the internal audit director to oversee the internal audit function to provide management and the Audit Committee with ongoing assessments of the Company’s risk management processes and system of internal control.

22.	Review activities, organizational structure, and qualifications of the internal audit function.

23.	Annually, review and recommend changes (if any) to the internal audit charter.

24.	Periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

25.	Periodically review with the independent auditor, the budget, staffing, and responsibilities of the internal audit function.

Ethical Compliance, Legal Compliance, and Risk Management

26.	Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code. Ensure that the Code is in compliance with all applicable rules and regulations.

27.	Review management’s monitoring of the Company’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

28.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

29.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

30.	Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them.

Other Responsibilities

31.	Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

32.	Prepare the report that the SEC requires be included in the Company’s annual proxy statement.

33.	Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

34.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Exhibit B

     ACADIA REALTY TRUST

2006 SHARE INCENTIVE PLAN

          Purpose.

The purpose of this Plan is to strengthen Acadia Realty Trust (the “Company”) by providing an incentive to its officers, employees, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Share Options, Nonqualified Share Options, Share Appreciation Rights, Restricted Shares, Performance Units and Performance Shares (as each term is hereinafter defined).

          Definitions.

For purposes of the Plan:

               “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

               “Award” means a grant of Restricted Shares, Unrestricted Shares, a Share Appreciation Rights, a Performance Award or any or all of them.

               “Board” means the Board of Trustees of the Company.

               “Cause” means, unless otherwise defined in the Agreement evidencing a particular Award or an employment agreement between the Company and the individual, an individual’s (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses), or (v) the commission of an act of fraud or intentional misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

               “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, share dividend, share split or reverse share split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

           A “Change in Control” shall mean the occurrence during the term of the Plan of any of the following events, subject however to the Committee’s determination (to the extent required to conform with Section 409A of the Code) that any occurrence listed below is a permissible distribution event within the meaning of Section 409A of the Code (it being the intention of the Company to set forth, interpret and apply the following provisions in a manner conforming with Section 409A insofar as applicable):

           An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a “Subsidiary”), the Company or its Subsidiaries, or any Person in connection with a “Non-Control Transaction” (as hereinafter defined).

           The individuals who, as of January 1, 2006, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

           Approval by shareholders of the Company of:

               A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a merger, consolidation or reorganization of the Company where:

                    the shareholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                    no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities.

               A complete liquidation or dissolution of the Company; or

               A definitive agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons. If a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting

Securities by the Company, the Board shall take action to either (i) affirm the permitted amount of then outstanding Voting Securities or (ii) adjust such number, before a Change in Control shall occur.

               “Code” means the Internal Revenue Code of 1986, as amended.

               “Committee” means a committee as described in Section 3.1 consisting of at least two (2) Non-management Trustees within the meaning of Rule 16b-3 under the Exchange Act appointed by the Board to administer the Plan and to perform the functions set forth herein.

               “Company” means Acadia Realty Trust.

               “Disability” means a physical or mental infirmity which impairs the Optionee’s ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

               “Discretionary Option” means an Option granted pursuant to Section 6.

               “Dividend Equivalent Right” means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

               “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

               “Eligible Individual” means any officer, employee, consultant or director of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

               “Exchange Act” means the Securities Exchange Act of 1934, as amended.

               “Fair Market Value” on any date means the average of the high and low sales prices of the Shares for the twenty (20) preceding business days on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price for the twenty (20) preceding days as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Share Option, in accordance with Section 422 of the Code.

               “Fully Diluted Shares” means all Shares and any operating partnership units convertible into Shares.

               “Grantee” means a person to whom an Award has been granted under the Plan.

               “Incentive Share Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Share Option.

               “Nonemployee Trustee” means a trustee of the Company who is not an employee of the Company or any Subsidiary.

               “Nonqualified Share Option” means an Option which is not an Incentive Share Option.

               “Option” means an Discretionary Option, a Trustee Option, or either or both of them.

               “Optionee” means a person to whom an Option has been granted under the Plan.

               “Parent” means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

               “Performance Awards” means Performance Units, Performance Shares or either or both of them.

               “Performance Cycle” means the time period, not less than one fiscal year of the Company, specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

               “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 10.3.

               “Performance Unit” means Performance Units granted to an Eligible Individual under Section 10.2.

               “Plan” means the Acadia Realty Trust 2006 Share Incentive Plan.

               “Pooling Transaction” means an acquisition of the Company in a transaction which is intended to be treated as a “pooling of interests” under generally accepted accounting principles.

               “Restricted Shares” means Shares issued or transferred to an Eligible Individual pursuant to Section 9.

               “Shares” means the shares of beneficial interest in the Company.

               “Share Appreciation Right” (SAR) means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

               “Subsidiary” means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

               “Successor Corporation” means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a share option in a transaction to which Section 424(a) of the Code applies.

               “Ten-Percent Shareholder” means an Eligible Individual, who, at the time an Incentive Share Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of a Parent or a Subsidiary.

               “Trustee Option” means an Option granted pursuant to Section 5.

               2.38     “Unrestricted Share” means a Share granted pursuant to Section 5.5.

          Administration.

               The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan; subject to the Board’s authority to act in lieu of the Committee on any matter. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Following the time that any securities of the Company are required to be registered under Section 12 of the Exchange Act, each member of the Committee shall be a Non-management Trustee within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent compliance with

Section 162(m) of the Code is desired, such Committee members shall also qualify as “outside directors” within the meaning of Section 162(m)(4)(C) and the regulations thereunder. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

               Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

               determine those Eligible Individuals to whom Discretionary Options shall be granted under the Plan and the number of Incentive Share Options and/or Nonqualified Share Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Discretionary Option, including the purchase price per Share subject to each Discretionary Option, make any amendment or modification to any Agreement consistent with the terms of the Plan and accelerate the vesting or lapse of restrictions with respect to Options and Awards; and

               select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Share Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Share to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Units or Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

               Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

               to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective and comply with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

               to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               to determine on an individual basis whether a change in status from or to employee, director or consultant constitutes a termination of employment or service for purposes of the Plan;

               to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

               generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan; and

               to provide for the limited transferability of Options to certain family members, family trusts or family partnerships of Optionees.

          Share Subject to the Plan.

               Aggregate Limit. Subject to the provisions of Section 12 of the Plan, the maximum number of Shares that may be issued pursuant to Options and Awards granted under the Plan shall be 1,000,000 Shares. In addition to the foregoing, in no event may the total number of Shares covered by outstanding Incentive Share Options granted under the Plan, plus the number of Shares issued pursuant to the exercise of Incentive Share Options whenever granted under the Plan, exceed 1,000,000 Shares.

               The maximum number of Shares that may be made the subject of Options and Awards granted to any Eligible Individual during the term of the Plan or any calendar year may not exceed 1,000,000 Shares. Upon a Change in Capitalization the maximum number of Shares which may be made the subject of Options or Awards granted under the Plan, the number of Shares which may be granted to any Eligible Individual and the number of Shares which may be issued pursuant to the exercise of Incentive Share Options shall be adjusted in number and kind pursuant to Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board, but no less than the number of Shares subject to outstanding Options or Awards.

               Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

          Grants for Non-management Trustees.

               Grant of Options. Trustee Options shall be granted to each Non-management Trustee on the first business day following the Company’s Annual Meeting of Shareholders in each year that the Plan is in effect, beginning with 2006. Each Trustee Option granted shall be in respect of 3,000 Shares (or such other number as the Board may determine) less the number of Shares (if any) subject to any Option granted to the Trustee for the same year pursuant to Section 5.1 of the Company’s 2003 Share Incentive Plan. The purchase price of each Trustee Option shall be as provided in Section 5.2 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board.

               Purchase Price. The purchase price for Shares under each Trustee Option shall be the amount determined by the Board, but shall not be less than 100% of the Fair Market Value of such Shares on the date immediately preceding the date of grant.

               Vesting. Subject to Sections 5.4 and 7.3, each Trustee Option shall be exercisable with respect to one hundred (100%) percent of the Shares subject thereto effective immediately as of the grant date; provided, however, that the Board may provide for a different vesting schedule, or no vesting schedule, for such grants. If an Optionee ceases to serve as a Trustee for any reason, the Optionee shall have no rights with respect to that portion of a Trustee Option which has not then vested and become exercisable pursuant to the terms of its grant, and the Optionee shall automatically forfeit that portion of the Trustee Option which remains unvested.

               Duration. Each Trustee Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

               If an Optionee’s service as a Trustee terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee’s service as a Trustee terminated, after which time the Option shall automatically terminate in full.

               If an Optionee’s service as a Trustee terminates by reason of the Optionee’s resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee’s service as Trustee terminated, after which time the Option shall automatically terminate in full.

               If an Optionee’s service as a Trustee terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

               If an Optionee dies while a Trustee or within three (3) months after termination of service as a Trustee as described in clause (a) of this Section 5.4 or within twelve (12) months after termination of service as a Trustee as described in clause (b) of this Section 5.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee’s death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee’s services as a Trustee.

          5.5. Grant of Unrestricted Shares. In addition to the grants described above, Unrestricted Shares shall be granted to each Non-management Trustee on the first business day following the Company’s Annual Meeting of Shareholders in each year that the Plan is in effect, beginning in 2006. Each Award of Unrestricted Shares shall be in respect of such number of Shares as the Board decides in its discretion. The Committee shall cause a share certificate to be delivered to the Non-management Trustee as soon as practicable following the grant.

          Discretionary Option Grants for Eligible Individuals.

               Authority of Committee. Subject to the provisions of the Plan and to Sections 4.1 and 4.2 above, the Committee shall have full and final authority to select those Eligible Individuals who will receive Discretionary Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Share Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Share Option is granted. The aggregate Fair Market Value (determined as of the date of grant of an Incentive Share Option) of the Shares with respect to which Incentive Share Options granted under this Plan and all other option plans of the Company, any Parent and any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Any such Options granted in excess of the $100,000 limitation shall be deemed to be Nonqualified Share Options.

               Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Discretionary Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Share Option granted to a Ten-Percent Shareholder).

               Maximum Duration. Discretionary Options granted hereunder shall be for such term as the Committee shall determine, provided that an Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Share Option granted to a Ten-Percent Shareholder). The Committee may, subsequent to the granting of any Discretionary Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               Vesting. Subject to Section 7.5 hereof, each Discretionary Option shall vest and become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement.

               Modification or Substitution. The Committee may, in its discretion, modify outstanding Discretionary Options or accept the surrender of outstanding Discretionary Options (to the extent not exercised) and grant new Discretionary Options in substitution for them. Notwithstanding the foregoing, no modification of a Discretionary Option shall adversely alter or impair any rights or obligations under the Discretionary Option without the Optionee’s consent.

          Terms and Conditions Applicable to All Options.

               Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution unless specifically authorized by the Committee with respect to Nonqualified Share Options, and unless transferred in a manner permitted by the Committee an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

               Vesting; Exercisability. To the extent not exercised, vested installments of Options shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the vesting and exercisability of any Option or portion thereof at any time.

               Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: cash or transferring Shares to the Company upon such terms and conditions as determined by the Committee (such as, for example, a requirement that such Shares have been held for six months if necessary to avoid adverse accounting consequences). Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee’s broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

               Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the Shares to the Optionee and the Optionee’s name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

               Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable.

               Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option. The terms and conditions applicable to each Dividends Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting or other lapse of restrictions on the Option to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect to Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine.

Notwithstanding the foregoing, within two and one-half months after the end of the calendar year in which the vesting or lapse of restrictions on the Option occurs, amounts with respect to Dividend Equivalent Rights shall be settled in cash or Shares or a combination thereof (unless an Agreement provides otherwise).

          Share Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Share Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Share Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

                  Time of Grant. A Share Appreciation Right may be granted at any time if unrelated to an Option, or if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

                  Share Appreciation Right Related to an Option.

                  Exercise. Subject to Section 8.7, a Share Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable even if the Option to which it relates may be transferable. A Share Appreciation Right granted in connection with an Incentive Share Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Share Option Agreement.

                  Amount Payable. Upon the exercise of a Share Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Share Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Share Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Share Appreciation Right by including such a limit in the Agreement evidencing the Share Appreciation Right at the time it is granted.

                  Treatment of Related Options and Share Appreciation Rights Upon Exercise. Upon the exercise of a Share Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Share Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Share Appreciation Right or the surrender of such Option pursuant to Section 7.5, the Share Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                  Share Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Share Appreciation Rights unrelated to Options. Share Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Share Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Share Appreciation Right over the Fair Market Value of a Share on the date the Share Appreciation Right was granted, by (B) the number of Shares as to which the Share Appreciation Right is being exercised. Notwithstanding the foregoing, a Share Appreciation Right granted unrelated to an Option (i) may limit the amount payable to the Grantee to a percentage, specified in the Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

                  Method of Exercise. Share Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Share Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Share Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

                  Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Share Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

                  Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Share Appreciation Rights or accept the surrender of outstanding Awards of Share Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

                  Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, in the event of a Change in Control, all Share Appreciation Rights shall become immediately and fully exercisable. In the event a Grantee’s employment or service with the Company is terminated by the Company following a Change in Control, each Share Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee’s employment or service shall remain exercisable for a period ending not before the earlier of the first anniversary of the termination of the Grantee’s employment or service or the expiration of the stated term of the Share Appreciation Right.

          Restricted Shares.

                  Grant. The Committee may grant to Eligible Individuals Awards of Restricted Shares, and may issue Restricted Shares in payment in respect of vested Performance Units (as hereinafter provided in Section 10.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Shares shall be subject to the terms and provisions set forth below in this Section 9.

                  Rights of Grantee. Restricted Shares granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Share Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Share Award shall be deposited together with the share powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  Non-transferability. Until any restrictions upon the Restricted Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

                  Lapse of Restrictions.

                  Generally. Restrictions upon Restricted Shares awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

                  Effect of Change in Control. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Restricted Shares shall lapse immediately and all such Shares shall become fully vested in the Grantee.

                  Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Shares or accept the surrender of outstanding Restricted Shares (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

                  Treatment of Dividends. At the time the Award of Restricted Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Restricted Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Restricted Shares (whether held in cash or as additional Restricted Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Restricted Shares shall be forfeited upon the forfeiture of such Shares.

                  Delivery of Shares. Upon the lapse of the restrictions on Restricted Shares, the Committee shall cause a share certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          Performance Awards.

                  Performance Objectives. Performance objectives for Performance Awards may be expressed in terms of earnings per Share, pre-tax profits, net earnings or net worth, return on equity or assets, any combination of the foregoing, or any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division. The maximum amount of Performance Units and Performance Shares that any one Eligible Individual may receive for any one Performance Cycle shall not exceed 30% of Shares authorized under the Plan or 300,000 Shares.

                  Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.2(b) of in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, in the case of dollar-denominated Performance Units, the specified dollar amount or a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

                  Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

                  Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Restricted Shares, the Committee must determine the extent to which such payment will be in Restricted Shares and the terms of such Restricted Shares at the time the Award is granted.

                  Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                  Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the share powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.3(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                  Lapse of Restrictions. Subject to Section 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                  Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be deferred until the lapsing of the restrictions imposed upon such Performance Shares and held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Share (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                  Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a share certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

                  Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control:

                  With respect to the Performance Units, the Grantee shall become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement.

                  With respect to the Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

                  The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable performance objectives.

                  Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

                  Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

          Effect of a Termination of Employment or Service.

The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment or service of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division or a change in status from employee or director to consultant), as the Committee may, in its discretion, determine at the time a Discretionary Option or Award is granted or thereafter, and with respect to Trustee Options in accordance with Section 5 of the Plan. Notwithstanding the foregoing and unless specifically set forth in an Agreement to the contrary, in the event an Optionee’s or Grantee’s employment or service with the Company is terminated for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall immediately terminate in full and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto.

          Adjustment Upon Changes in Capitalization.

                  In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other share or securities with respect to which Options or Awards may be granted under the Plan, maximum number of class of Shares or other share or securities with respect to which Options may be granted to any Eligible Individual during the term of the Plan and the number and class of Shares or other share or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable and (iv) the number and class of Shares or other securities in respect of which Trustee Options are to be granted under Section 5.

                  Any such adjustment in the Shares or other share or securities subject to outstanding Incentive Share Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                  If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of share or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

                            Effect of Certain Transactions. Subject to Sections 7.5, 8.7, 9.4(b) and 10.4, or as otherwise provided in an Agreement, in the event of the liquidation or dissolution of the Company or a merger or consolidation of the Company (a “Transaction”), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or SAR or payment or transfer in respect of any Award, the same number and kind of share, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such share, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

          Interpretation. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                  The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                  Unless otherwise expressly stated in the relevant Agreement, each Award (other than Restricted Shares) granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. Except in the case of death, disability, retirement or a Change in Control, the Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

                            Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to deferring the vesting, exercise, payment or settlement with respect to any Option or Award, providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquired of the Company, or a combination of the foregoing and providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

          Termination and Amendment of the Plan.

The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:
                  No such amendment, modification, suspension or termination shall impair or adversely alter any Options, SARs or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                  To the extent necessary under Section 422 of the Code, Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or applicable law or securities exchange rule, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations.

          Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of share options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                            give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                            give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                            limit in any way the right of the Company to terminate the employment of any person at any time; or

                            be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

          Regulations and Other Approvals; Governing Law.

                  Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Maryland without giving effect to conflicts of law principles thereof.

                  The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Share Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder. In addition, the Committee shall have the discretion to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred, (ii) voids any Grantee’s election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Grantee, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

                  Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                  Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, (the “Securities Act”) and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares or Awards, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares or Awards shall be appropriately amended to reflect their status as restricted securities as aforesaid.

          Miscellaneous.

                  Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

                  Withholding of Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, any Share Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise of Award under this Plan until the Grantee reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold. The Committee may permit a Grantee (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

                  If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Share Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                  The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Discretionary Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

          Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the applicable laws of the State of Maryland within twelve (12) months of such adoption.

1.	PURPOSE		37
2.	DEFINITIONS		37
3.	ADMINISTRATION		40
4.	SHARE SUBJECT TO THE PLAN		42
	4.1	Aggregate Limit	42
5.	GRANTS FOR NONEMPLOYEE TRUSTEES		42
	5.1	Option Grant	42
	5.2	Purchase Price	42
	5.3	Vesting	42
	5.4	Duration	42
	5.5	Grant of Unrestricted Shares	43
6.	DISCRETIONARY OPTION GRANTS FOR ELIGIBLE INDIVIDUALS		43
	6.1	Authority of Committee	43
	6.2	Purchase Price	43
	6.3	Maximum Duration	43
	6.4	Vesting	43
	6.5	Modification or Substitution	43
7.	TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS		44
	7.1	Non-transferability	44
	7.2	Vesting; Exercisability	44
	7.3	Effect of Change in Control	44
	7.4	Dividend Equivalent Rights	44
8.	SHARE APPRECIATION RIGHTS		45
	8.2	Share Appreciation Right Related to an Option	45
	8.3	Share Appreciation Right Unrelated to an Option	45
	8.4	Method of Exercise	45
	8.5	Form of Payment	46
	8.6	Modification or Substitution	46
	8.7	Effect of Change in Control	46
9.	RESTRICTED SHARES		46
	9.1	Grant	46
	9.2	Rights of Grantee	46
	9.3	Non-transferability	46
	9.4	Lapse of Restrictions	46
	9.5	Modification or Substitution	47
	9.6	Delivery of Shares	47

10.	PERFORMANCE AWARDS		47
	10.2	Performance Shares	48
	10.3	Effect of Change in Control	49
	10.4	Non-transferability	49
	10.5	Modification or Substitution	49
11.	EFFECT OF A TERMINATION OF EMPLOYMENT OR SERVICE		49
12.	ADJUSTMENT UPON CHANGES IN CAPITALIZATION		50
13.	INTERPRETATION		50
14.	TERMINATION AND AMENDMENT OF THE PLAN		51
15.	NON-EXCLUSIVITY OF THE PLAN		51
16.	LIMITATION OF LIABILITY		51
17.	REGULATIONS AND OTHER APPROVALS; GOVERNING LAW		51
18.	MISCELLANEOUS		52
	18.1	Multiple Agreements	52
19.	EFFECTIVE DATE		53

Exhibit C

Acadia Realty Trust

Fifth Amendment to Declaration
of Trust
Dated: [ ], 2006

          Acadia Realty Trust, a Real Estate Investment Trust formed pursuant to Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (1993 Replacement Volume) (the “REIT”), hereby certifies to the State Department of Assessments and Taxation:

          FIRST: That SECTION 1.5 of the Declaration of Trust of the REIT is hereby amended by deleting therefrom the following definition:

               “Related Party Limit” means ownership, whether direct, indirect or as a result of attribution of ownership for purposes of the REIT Provisions of the Code, of in excess of 9.8% of either the number of total Shares outstanding or the total combined voting power of all classes of Shares entitled to vote.

          SECOND: That SECTION 6.6(c) of the Declaration of Trust of the REIT is hereby amended by deleting therefrom the number “4.0%” and by substituting in lieu thereof the number “9.8%” .

          THIRD: That SECTION 6.6(d) of the Declaration of Trust of the REIT is hereby amended by deleting from the definition of “Excepted Person” the number “4.0%” and by substituting in lieu thereof the number “9.8%” .

          FOURTH: That SECTION 6.6(k) of the Declaration of Trust of the REIT is hereby amended by deleting therefrom the term “Related Party Limit” and by substituting in lieu thereof the term “Excess Shares”.

          FIFTH: This Amendment to the REIT’s Declaration of Trust was duly approved by the affirmative vote of the holders of not less than a two-thirds of the shares issued by the REIT and then outstanding on [ ], 2006.

          IN WITNESS WHEREOF, Acadia Realty Trust has caused these presents to be signed in its name an on its behalf by its President and attested by its Secretary this __ day of_____, 2006. Each of the undersigned officers of Acadia Realty Trust acknowledges, under the penalties for perjury, that this Fifth Amendment to Declaration of Trust is the act of the REIT and that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

ACADIA REALTY TRUST

By:____________________

ATTEST:

______________________
Robert Masters, Secretary

ACADIA REALTY TRUST 1311 MAMARONECK AVENUE SUITE 260 WHITE PLAINS, NY 10605	VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Acadia Realty Trust, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:ACADIA	KEEP THIS PORTION FOR
YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ACADIA REALTY TRUST
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
VOTE “FOR” THE NOMINEES AND EACH OF THE
PROPOSALS LISTED BELOW.

			For	Withhold	For All	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
			All	All	Except
Vote On Directors
1.	Nominees:
	01) Kenneth F. Bernstein 02) Douglas Crocker II 03) Alan S. Forman 04) Suzanne Hopgood	05) Lorrence T. Kellar 06) Wendy Luscombe 07) Lee S. Wielansky

Vote On Proposals						For	Against	Abstain
2.	TO APPROVE THE ACADIA REALTY TRUST 2006 SHARE INCENTIVE PLAN.

3.	TO APPROVE AN AMENDMENT TO DECLARATION OF TRUST TO ELIMINATE THE 4% EXCESS SHARE PROVISION.

4.	THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

5.
THE ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE PROPOSALS.

6.	SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign In partnership name by authorized person(s).
For comments, please check this box and write them on the
back where indicated

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

ACADIA REALTY TRUST
PROXY FOR ANNUAL MEETING OF
SHAREHOLDERS
MAY 15, 2006

This Proxy is Solicited on
Behalf of the Board of Trustees

     The undersigned hereby constitutes and appoints Kenneth F. Bernstein and Robert Masters, Esq., or either one of them, as proxies, with full power of substitution, to vote all common shares of beneficial interest of Acadia Realty Trust ( the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the offices of Paul, Hastings, Janofsky & Walker, LLP, which are located at Park Avenue Tower, 75 East 55th Street, New York, NY 10022 at 10:00 o’ clock a.m. local time, May 15, 2006 or at any adjournments or postponements thereof.

THIS PROXY IS ON BEHALF OF THE BOARD OF TRUSTEES.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)
(Continued and to be signed on reverse side.)